Exhibit 3.3.95

ARTICLES OF INCORPORATION

OF

AMERICAN ROYAL CINEMA, INC.

The undersigned, being a natural person of the age of twenty-one years or more, for the purpose of forming a corporation under “The General and Business Corporation Law of Missouri”, does hereby adopt the following Articles of Incorporation:

FIRST. The name of the corporation is:

AMERICAN ROYAL CINEMA, INC.

SECOND. The address of its initial registered office in the State of Missouri is 1806 Baltimore Avenue, Kansas City, Missouri, and the name of its initial registered agent at such address is Stanley H. Durwood.

THIRD. The aggregate number of shares which the corporation shall have authority to issue shall be 3,000 shares of common stock, each of the par value of $10.00 per share.

No holder of any shares of the corporation shall be entitled as such, as a matter of right, to purchase or subscribe for any shares of stock of the corporation of any class, whether now or hereafter authorized or whether issued for cash, property or services or as a dividend or otherwise, or to purchase or subscribe for any obligations, bonds, notes, debentures, other securities or stock convertible into shares of stock of the corporation or carrying or evidencing any right to purchase shares of stock of any class.

FOURTH. The number of shares to be issued before the corporation shall commence business is 50 shares of common stock of the par value of $10.00 per share, and the consideration to be paid therefor and the stated capital with which the corporation will commence business is Five Hundred Dollars ($500). The corporation will not commence business until consideration of the value of at least Five Hundred Dollars ($500) has been received for the issuance of shares of the corporation.

FIFTH. The name and place of residence of the incorporator is as follows:

Name	Residence
James L. Viani	25 East 67th Street, Kansas City, Missouri

SIXTH. The number of directors to constitute the board of directors of the corporation is four. Directors need not be shareholders unless the bylaws of the corporation require them to be shareholders.

SEVENTH. The duration of the corporation is perpetual.

EIGHTH. This corporation is formed for the following purposes:

(a)           To exhibit, play or otherwise display and reproduce, for all purposes, still and motion pictures, sound films, plays and other dramatic works, operas, concerts, music, and musical works, news, instruction, entertainment, advertising, educational and informative matter, or any of them; to produce or procure the production of scenes, acts, plays, concerts, exhibitions, theatrical performances and the like, and in connection therewith, to manufacture, purchase or otherwise acquire sceneries, costumes and other theatrical properties and accessories; to employ actors, singers, musicians and other persons suitable in connection therewith; to acquire scenarios, plays, stories, poems, songs, musical pieces and the like, and the rights to the use thereof; to purchase, lease or otherwise acquire, manage, operate, control, hold, own, use, improve, develop, sell, lease or otherwise dispose of, mortgage and otherwise encumber, theatres and other amusement places of every kind and description and any and all interests or rights therein; and to carry on a general moving picture, theatrical and amusement business and every branch thereof.

(b)           To own and conduct theatrical booking agencies, and to act as a commission or general or special agent for corporations, firms or individuals in connection therewith.

(c)           To buy, lease, rent or otherwise acquire, own, hold, use, divide, partition, develop, improve, operate and sell, lease, mortgage or otherwise dispose of, deal in and turn to account real, estate, leaseholds and any and all interests or estates therein or appertaining thereto; and to construct, manage, operate, improve, maintain and otherwise deal with buildings, structures and improvements situated or to be situated on any real estate or leasehold.

(d)           To engage in any mining, manufacturing, chemical, metallurgical, processing or related business, and to buy, lease, construct or otherwise acquire, own, hold, use, sell, lease, mortgage or otherwise dispose of, plants, works, facilities and equipment therefor.

(e)           To buy utilize, lease, rent, import, export, manufacture, produce, design, prepare, assemble, fabricate, improve, develop, sell, lease, mortgage, pledge, hypothecate, distribute and otherwise deal in at wholesale, retail or otherwise, and as principal, agent or otherwise, all commodities, goods, wares, merchandise, machinery, tools, devices, apparatus, equipment and all other personal property, whether tangible or intangible, of every kind without limitation as to description, location or amount.

(f)            To apply for, obtain, purchase, lease, take licenses in respect of or otherwise acquire, and to hold, own, use, operate, enjoy, turn to account, grant licenses in respect of, manufacture, under, introduce, sell, assign, mortgage, pledge or otherwise dispose of:

1.   Any and all inventions, devices, processes and formulae and any improvements and modifications thereof;

2.  Any and all letters patent of the United States or of any other country, state or locality, and all rights connected therewith or appertaining, thereto;

3.  Any and all copyrights granted by the

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United States or any other country, state or locality;

4.  Any and all trade-marks, trade names, trade symbols and other indications of origin and ownership granted by or recognized under the laws of the United States or of any other country, state or locality; and to conduct and carry on its business in any or all of its various branches under any trade name or trade names.

(g)  To engage in, carry on-and conduct research, experiments, investigations, analyses, studies and laboratory work, for the purpose of discovering new products or to improve products, articles and things, and to buy, construct or otherwise acquire, own, operate, maintain, lease, sell, mortgage or otherwise dispose of, laboratories and similar facilities, plants and any and all other establishments, and to procure, construct, own, use, hold and dispose of all necessary equipment in respect thereof, for the purposes aforesaid.

(h)  To enter into any lawful contract or contracts with persons firms, corporations, other entities, governments or any agencies or sub-divisions thereof, including guaranteeing the performance of any contract or any obligation of any person, firm, corporation or other entity.

(i)  To purchase and acquire, as a going concern or otherwise, and to carry on, maintain and operate all or any part of the property or business of any corporation, firm, association, entity, syndicate or person whatsoever, deemed to be of benefit to the corporation, or of use in any manner in connection with any of its purposes; and to dispose thereof upon such terms as may seem advisable to the corporation.

(j)  To purchase or otherwise acquire, hold, sell, pledge, re-issue, transfer or otherwise deal in, shares of the corporation’s own stock, provided that it shall not use its funds or property for the purchase of its own shares of stock when such use would be prohibited by law, by the articles of incorporation or by the bylaws of the corporation; and, provided further, that shares of its own stock belonging to it shall not be voted upon directly or indirectly.

(k)  To invest, lend and deal with moneys of the corporation in any lawful manner, and to acquire by purchase, by the exchange of stock or other securities of the corporation, by subscription or otherwise, and to invest in, to hold for investment or for any other purpose, and to use, sell, pledge or otherwise dispose of, and in general to deal in any interest concerning or enter into any transaction with respect to (including “long” and “short” sales of) any stocks, bonds, notes, debentures, certificates, receipts and other securities and obligations of any government, state, municipality, corporation, association or other entity, including individuals and partnerships and, while owner thereof, to exercise all of the rights, powers and privileges of ownership, including, among other things, the right to vote-thereon for any and all purposes and to give consents with respect thereto.

(l)  To borrow or raise money for any purpose of the corporation and to secure any loan, indebtedness or obligation of the corporation and the interest accruing thereon, and for that or any other purpose to mortgage, pledge, hypothecate or charge all or any part of the; present or

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hereafter acquired property, rights and franchises of the corporation, real, personal, mixed or of any character whatever, subject, only to limitations specifically imposed by law.

(m)  To do any or all of the things hereinabove enumerated alone for its own account, or for the account of others, or as the agent for others, or in association with others or by or through others, and to enter into all lawful contracts and undertakings in respect thereof.

(n)  To have one or more offices, to conduct its business, carry on its operations and promote its objects within and without the State of Missouri, in other states, the District of Columbia, the territories, colonies and dependencies of the United States, in foreign countries and anywhere in the world, without restriction as to place, manner or amount, but subject to the laws applicable thereto; and to do any or all of the things herein set forth to the same extent as a natural person might or could do and in any part of the world, either alone or in company with others.

(o)  In general, to carry on any other business in connection with each and all of the foregoing or incidental thereto, and to carry on, transact and engage in any and every lawful business or other lawful thing calculated to be of gain, profit or benefit to the corporation as fully and freely as a natural person might do, to the extent and in the manner, and anywhere within and without the State of Missouri, as it may from time to time determine; and to have and exercise each arid all of the powers and privileges, either direct or incidental, which are given and provided by or are available under the laws of the State of Missouri in respect of general and business corporations organized for profit thereunder; provided, however, that the corporation shall not engage in any activity for which a corporation may not be formed under the laws of the State of Missouri.

None of the purposes and powers specified in any of the paragraphs of this Article EIGHTH shall be in any way limited or restricted by reference to or inference from the terms of any other paragraph, and the purposes and powers specified in each of the paragraphs of this Article EIGHTH shall be regarded as independent purposes and powers. The enumeration of specific purposes and powers in this Article EIGHTH shall not be construed to restrict-in any manner the general purposes and powers of this corporation, nor shall the expression of one thing be deemed to exclude another, although it be of like nature. The enumeration of purposes or powers herein shall not be deemed to exclude or in any way limit by inference any purposes or powers which this corporation has power to exercise, whether expressly by the laws of the State, of Missouri, now or hereafter in effect, or impliedly by any reasonable construction of such laws.

NINTH. (a)  Except as may be otherwise specifically provided by statute, or the articles of incorporation or the bylaws of the corporation, as from time to time amended, all powers of management, direction and control of the corporation shall be, and hereby are, vested in the board of directors.

(b)  The bylaws of the corporation may from time to time be altered, amended, suspended or repealed, or new bylaws may be adopted, in either of the following ways:  (i) by the affirmative vote, at any annual or special meeting of the shareholders, of the holders of a majority of the outstanding shares, of stock of the corporation entitled

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to vote, or (ii) by resolution adopted by a majority of the full board of directors; provided, however, that the power of the directors to alter, amend, suspend or repeal the bylaws or any portion thereof may be denied as to any bylaws or portion thereof enacted by the shareholders if at the time of such enactment the shareholders shall so expressly provide.

(c)  The corporation may agree to the terms and conditions upon which any director or officer accepts his office or position and in its bylaws or by contract may agree to indemnify and protect each and all of such persons and any person who, at the request of the corporation, served as a director or officer of another corporation in which this corporation owned stock against all costs and expenses reasonably incurred by any or all of them, and all liability imposed or threatened to be imposed upon any or all of them, by reason of or arising out of their or any of them being or having been a director or officer of this corporation or of such other corporation; but any such bylaw or contractual provision shall not be exclusive of any other right or rights of any such director or officer to be indemnified and protected against such costs and liabilities which he may otherwise possess.

TENTH. Except as may be otherwise provided by the bylaws of the corporation, no contract or other transaction between this corporation and any other firm or corporation shall be affected or invalidated by reason of the fact that any director or officer of this corporation is interested in, or is a member, shareholder, director or officer of such other firm or corporation; and any directors or officers of this corporation individually or jointly with one or more other directors or officers of this corporation, may be a party to, or may be interested in, any contractor transaction of this corporation or in which this corporation is interested, and no such contract or transaction shall be affected or invalidated thereby; and each and every person who may become a director or officer of this corporation is hereby relieved from any liability that might otherwise exist from his contracting with this corporation for the benefit of himself or any person, firm, association or corporation in which he may be in any wise interested.

ELEVENTH. The directors shall have power to hold their meetings and to keep the books (except any books required to be kept in the State of Missouri, pursuant to the laws thereof) at any place within or without the State of Missouri.

TWELFTH. The corporation reserves the right to alter, amend or repeal any provision contained in its articles of incorporation in the manner now or hereafter prescribed by the statutes of Missouri, and all rights and powers conferred herein are granted subject to this reservation; and, in particular, the corporation reserves the right and privilege, to amend its articles of incorporation from time to time so as to authorize other or additional classes of shares (including preferential snares), to Increase or decrease the number of shares of any class now or hereafter authorized, to establish, limit or deny to shareholders of any class the right to purchase or subscribe for any shares of stock of the corporation of any class, whether now or hereafter authorized or whether issued for cash, property or services or as a dividend or otherwise, or to purchase or subscribe for any obligations, bonds, notes, debentures, or securities or stock convertible into shares, of stock of the corporation or carrying or evidencing any right to purchase shares of stock of any class, and to vary the preferences, priorities, special powers, qualifications, limitations, restrictions and the special or relative rights or other characteristics in respect of the shares of each class, and to

5

accept and avail itself of, or subject itself to, the provisions of any statutes of Missouri hereafter enacted pertaining to general and business corporations, to exercise all the rights, powers and privileges conferred upon corporations organized thereunder or accepting the provisions thereof and to assume the obligations and duties imposed therein, upon the affirmative vote of the holders of a majority of the shares of stock entitled to vote thereon, or, in the event the laws of Missouri require a separate vote by classes of shares, upon the affirmative vote of the holders of a majority of the shares of each class whose separate vote is required thereon.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of July, 1968.

/s/ James L. Viani
James L. Viani

STATE OF MISSOURI	)
	)	SS.
COUNTY OF JACKSON	)

I, Barbara L. Barton, a notary public, do hereby certify that on the 24th day of July, 1968, personally appeared before me, James L. Viani who being by me first duly sworn, declared that he is the person who signed the foregoing document as incorporator, and that the statements therein contained are true.

Barbara L. Barton
Notary Public

(NOTARIAL SEAL)

My commission expires:  May 9, 1970

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No. 130242
STATE of MISSOURI JAMES C. KIRKPATRICK, Secretary of State Corporation Department

Certificate of Incorporation

WHEREAS, duplicate originals of Articles of Incorporation of AMERICAN ROYAL CINEMA, INC. have been received and filed in the office of the Secretary of State and which Articles, in all respects, comply with the requirements of The General and Business Corporation Law:

NOW, THEREFORE, I, JAMES C. KIRKPATRICK, Secretary of State of the State of Missouri, by virtue of the authority vested in me by law, do hereby certify and declare AMERICAN ROYAL CINEMA, INC. a body corporate, duly organized this day and that it is entitled to all rights and privileges granted corporations organized under The General and Business Corporation Law; that the address of its initial Registered Office in Missouri is 1806 Baltimore Avenue, Kansas City, that its period of existence is PERPETUAL; and that the amount of its Authorized Shares is THIRTY THOUSAND Dollars.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the GREAT SEAL of the State of Missouri, at the City of Jefferson, this 25th day of July, 1968.

/s/ James C. Kirkpatrick
Secretary of State

[ILLEGIBLE]
Deputy Secretary of State

RECEIVED OF: AMERICAN ROYAL CINEMA, INC. Fifty-three and no/100 Dollars, $53.00 For Credit of General Revenue Fund, on Account of Incorporation Tax and Fee.

No. 130242	/s/ Nadyne Roewe
Deputy Collector of Revenue

CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

OF

AMERICAN ROYAL CINEMA, INC.

The undersigned, American Royal Cinema, Inc., a Missouri corporation (the “Corporation”), for the purpose of amending the Articles of Incorporation of the Corporation, in accordance with The General and Business Corporation Law of Missouri, does hereby make and execute this Certificate of Amendment of Articles of Incorporation:

I.	The name of the Corporation is American Royal Cinema, Inc.

II.	The amendment set forth below was adopted by the shareholders of the Corporation on September 18, 1968.

III.	The following resolution sets forth the amendment adopted:

RESOLVED, that this corporation amend its Articles of Incorporation in the following manner:

By striking therefrom the provisions of Article THIRD as presently constituted and substituting in lieu thereof the following:

“THIRD. The aggregate number of shares which the corporation shall have authority to issue shall be 1,100,000 shares of common stock, each of the par value of $.50 per share.

“Upon the effectiveness of this amendment, all of the issued and outstanding shares of common stock of the corporation of the par value of $10.00 per share shall be, and they hereby are, reclassified as and converted into shares of common stock of the corporation of the par value of $.50 per share, on the basis of twenty shares of $.50 par value common stock of the corporation for each share of the corporation’s $10.00 par value common stock.

 “From and after the effectiveness of this amendment, each stock certificate formerly representing shares of the corporation’s $10.00 par value common stock outstanding immediately prior to the effectiveness of this amendment shall, without further action, represent shares of the corporation’s common stock of the par value of $.50 each on the basis of twenty shares of $.50 par value common stock for each share of $10.00 par value common stock formerly represented by such certificate.”

IV. The number of shares of stock of the Corporation outstanding and the number of shares entitled to vote on the foregoing amendment was 50 shares of common stock, par value $10.00 per share.

V. The foregoing amendment was, in accordance with the provisions of The General and Business Corporation Law of Missouri, adopted by written consent signed by the sole shareholder of the Corporation entitled to vote thereon, such consent having the same force and effect as a unanimous vote of the shareholders thereon at a meeting duly held. Accordingly, the number of shares of the Corporation voted for the amendment was 50 and the number voted against the amendment was none.

VI. As changed, the amount, in dollars, of the authorized shares having a par value is $550,000.

VII. The fifty (50) shares of issued and outstanding common stock of the par value $10.00 per share will be reclassified into new shares of common stock of the par value of $.50 per share on the basis of twenty (20) of the new shares of common stock of the par value of $.50 for each share of the issued and outstanding common stock of the par value of $10.00 per share.

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by the Corporation by its President and by its Assistant Secretary on this 18th day of September, 1968.

AMERICAN ROYAL CINEMA, INC.

By	/s/ Stanley H. Durwood
Stanley H. Durwood, President

By	/s/ Ruth A. Simison
Ruth A. Simison, Assistant Secretary

STATE OF MISSOURI	)
	)	SS.
COUNTY OF JACKSON	)

I, Barbara L. Barton, notary public, do hereby certify that on this 18 day of September, 1968, personally appeared before me Stanley H. Durwood, who being by me first duly sworn, declared that he is the President of American Royal Cinema, Inc., that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

/s/ Barbara L. Barton
Notary Public
(NOTARIAL SEAL)

My commission expires May 9, 1970	FILED AND CERTIFICATE ISSUED SEP 25, 1968
/s/ James C. Kirkpatrick Corporation Dept. SECRETARY OF STATE

No. 130242
STATE of MISSOURI JAMES C. KIRKPATRICK, Secretary of State Corporation Department

Certificate of Amendment

WHEREAS, AMERICAN ROYAL CINEMA, INC. a corporation organized under The General and Business Corporation Law has delivered to me a certificate of Amendment of its Articles of Incorporation and has in all respects complied with the requirements of law governing the amendment of Articles of Incorporation under The General and Business Corporation Law.

NOW, THEREFORE, I, JAMES C. KIRKPATRICK, Secretary of State of the State of Missouri, do hereby certify that I have filed said Certificate of Amendment as provided by law, and that the Articles of Incorporation of said corporation are amended in accordance therewith.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the GREAT SEAL of the State of Missouri, at the City of Jefferson, this 25th day of September, 1968.

/s/ James C. Kirkpatrick
Secretary of State

Deputy Secretary of State

RECEIVED OF: AMERICAN ROYAL CINEMA, INC. Two Hundred Sixty-three and no/100 Dollars, $263.00 For Credit of General Revenue Fund, on Account of Amendment Fee.

No. 130242

Nadyne Roewe
Deputy Collector of Revenue

CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

OF

AMERICAN ROYAL CINEMA, INC.

The undersigned, American Royal Cinema, Inc., a Missouri corporation (the “Corporation”), for the purpose of amending the Articles of Incorporation of the Corporation, in accordance with The General and Business Corporation Law of Missouri, does hereby make and execute this Certificate of Amendment of Articles of Incorporation:

I. The name of the Corporation is American Royal Cinema, Inc.

II. The amendment set forth below was adopted by the shareholders of the Corporation on September 30, 1968.

III. The following resolution sets forth the amendment adopted:

RESOLVED, that this corporation amend its Articles of Incorporation by striking therefrom the provisions of Article SIXTH as presently constituted and substituting in lieu thereof the following:

“SIXTH. The number of directors to constitute the board of directors of the corporation is six. Directors need not be shareholders unless the bylaws of the corporation require them to be shareholders.”

IV. The number of shares of stock of the Corporation outstanding and the number of shares entitled to vote on the foregoing amendment was 1,000 shares of common stock, par value $.50 per share.

V. The foregoing amendment was, in accordance with the provisions of The General and Business Corporation Law of Missouri, adopted by written consent signed by all of the shareholders of the Corporation entitled to vote thereon, such consent having the same force and effect as a unanimous vote of the shareholders thereon at a meeting duly held. Accordingly, the number of shares of the Corporation voted for the amendment was 1,000 and the number voted against the amendment was none.

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by the Corporation by its President and by its Assistant Secretary on this 30th day of September, 1968.

AMERICAN ROYAL CINEMA, INC.

[CORPORATE SEAL]	By	/s/ Stanley H. Durwood
Stanley H. Durwood, President

	By	/s/ Frank S. Rutkowski
Frank S. Rutkowski, Assistant Secretary

STATE OF MISSOURI	)
	)	SS.
COUNTY OF JACKSON	)

I, [ILLEGIBLE], a notary public, do hereby certify that on this 30th day of September, 1968, personally appeared before me Stanley H. Durwood, who being by me first duly sworn, declared that he is the President of American Royal Cinema, Inc., that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

[ILLEGIBLE]
Notary Public

(NOTARIAL SEAL)

My commission expires May 9, 1970

a

No. 130242
STATE of MISSOURI
[SEAL]	JAMES C. KIRKPATRICK, Secretary of State

Corporation Department

Certificate of Amendment

WHEREAS, AMERICAN ROYAL CINEMA, INC. a corporation organized under The General and Business Corporation Law has delivered to me a certificate of Amendment of its Articles of Incorporation and has in all respects complied with the requirements of law governing the amendment of Articles of Incorporation under The General and Business Corporation Law.

NOW, THEREFORE, I, JAMES C. KIRKPATRICK, Secretary of State of the State of Missouri, do hereby certify that I have filed said Certificate of Amendment as provided by law, and that the Articles of Incorporation of said corporation are amended in accordance therewith.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the GREAT SEAL of the State of Missouri, at the City of Jefferson, this 16th day of October, 1966

James C. Kirkpatrick
Secretary of State

Deputy Secretary of State

RECEIVED OF: AMERICAN ROYAL CINEMA. INC. Three and no/100 Dollars, $ 3.00

For Credit of General Revenue Fund, on Account of Amendment Fee.

No. [ILLEGIBLE]

[ILLEGIBLE]
Deputy Collector of Revenue

CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION OF
AMERICAN ROYAL CINEMA, INC.

I, STANLEY H. DURWOOD, do hereby certify the following with reference to the proceedings for the amendment of the Articles of Incorporation of American Royal Cinema, Inc, a Missouri corporation:

Whereas, the resolution hereinafter set forth was adopted by the Board of Directors of said corporation voting unanimously therefor at a meeting held on the 13th day of May, 1969, at 1806 Power and Light Building, Kansas City, Missouri, pursuant to written waiver of notice of the time, place and purpose of said meeting, duly signed by all of the members of said Board; and

Whereas, a meeting of the shareholders of said corporation was held pursuant to call of the Board of Directors pursuant to written waiver of notice of the time, place and purpose of said meeting, duly signed by all of the shareholders, at 1806 Power and Light Building, Kansas City, Missouri, on the 13th day of May, 1969, to consider adoption of the resolution hereinafter set forth, a copy of which had been duly served upon said shareholders; and

Whereas, I, Stanley H. Durwood, acted as chairman of said meeting of shareholders:

Now Therefore, pursuant to the provisions of Section 351.095, Revised Statutes of Missouri, I, Stanley H. Durwood, do certify:

1.	The name of the corporation is American Royal Cinema, Inc.

2.	The resolution presented and adopted at said meeting of shareholders was as follows:

Resolved, that Article I of the Articles of Incorporation which now reads:  The name of the corporation is American Royal Cinema, Inc, be amended to read as follows:  The name of the corporation is American Multi-Cinema, Inc.

3.  On the date said resolution was adopted, the total number of outstanding shares of stock of this corporation entitled to vote at said meeting was 820,000 shares; at said meeting 820,000 shares voted in favor of the adoption of said resolution, and no shares voted against it.

IN WITNESS WHEREOF, I, STANLEY H. DURWOOD, Chairman of the meeting of stockholders above mentioned, have signed this Certificate, and the Secretary of American Royal Cinema, Inc, has affixed thereto the corporate seal of the Corporation and attested said seal hereon to be hereto affixed this 13th day of May, 1969.

/s/ Stanley H. Durwood
STANLEY H. DURWOOD

[SEAL]

Attest

/s/ [ILLEGIBLE]
Secretary of American Royal
Cinema, Inc

STATE OF MISSOURI	)
	)	ss.
COUNTY OF JACKSON	)

I,                                         , first being duly sworn, on my oath state that the facts set forth in the foregoing certificate are true.

/s/ Stanley H. Durwood
STANLEY H. DURWOOD

Subscribed and sworn to before me, a Notary Public, at my office in Jackson County, Missouri, on this 19 day of May, 1969.

My Commission expires 12-19, 1972.

[SEAL]	/s/ Rosalie Wise
Notary Public

STATE OF MISSOURI	)
	)	ss.
COUNTY OF JACKSON	)

On this 19 day of May, 1969, before me, a Notary Public, personally appeared S.H. Durwood to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

In Witness Whereof, I have hereunto set my hand and affixed my official seal at my office in Jackson County the day and year first above written.

My term of office as Notary Public will expire 12.19.1972

/s/ Rosalie Wise
Notary Public

[SEAL]	STATE of MISSOURI
JAMES C. KIRKPATRICK, Secretary of State

Corporation Department

Certificate of Amendment

WHEREAS, AMERICAN MULTI-CINEMA, INC. (FORMERLY: AMERICAN ROYAL CINEMA, INC.) a corporation organized under The General and Business Corporation Law has delivered to me a certificate of Amendment of its Articles of Incorporation and has in all respects complied with the requirements of law governing the amendment of Articles of Incorporation under The General and Business Corporation Law.

NOW, THEREFORE, I, JAMES C. KIRKPATRICK, Secretary of State of the State of Missouri, do hereby certify that I have filed said Certificate of Amendment as provided by law, and that the Articles of Incorporation of said corporation are amended in accordance therewith.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the GREAT SEAL of the State of Missouri, at the City of Jefferson, this 20th day of May, 1969.

/s/ James C. Kirkpatrick
Secretary of State

Deputy Secretary of State

RECEIVED OF: AMERICAN MULTI-CINEMA, INC. Three and 00/100 Dollars, $ 3.00

For Credit of General Revenue Fund, on Account of Amendment Fee

NO.  130242

/s/ [ILLEGIBLE] Miller
Deputy Collector of Revenue

STATE of MISSOURI James C. Kirkpatrick, Secretary of State

[STAMP]

Corporation Department

Certificate of Change of Registered Agent and Registered Office
by Foreign or Domestic Corporations

(TO BE FILED IN DUPLICATE. NO FEE
Please read instructions on back of report before attempting to execute.)

STATE OF Missouri	)
	)	ss.
Jackson COUNTY.	)

To SECRETARY OF STATE,
Jefferson City, Missouri.	Charter No. 130242

[SEAL]

The undersigned corporation, organized and existing under the laws of the State of Missouri for the purpose of changing its registered agent or its registered office, or both, in Missouri as provided by the provisions of “The General and Business Corporation Act of Missouri,” represents that:

1. The name of the corporation is American Multi-Cinema, Inc.

2. The name of its FORMER registered agent is Stanley H. Durwood

3. The address, including street and number, if any, of its FORMER registered office is 1806 Baltimore KC Mo 64108

4. The name of the NEW registered agent is Stanley H. Durwood

5. Its registered office is hereby CHANGED TO 106 West 14th St Kansas City, Missouri 64105
(including street and number if any change in the registered office is to be made.)

6. The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

7. Such change was authorized by resolution duly adopted by the board of directors.

IN WITNESS WHEREOF, the undersigned corporation has caused this report to executed in its name by its

Richard M. Durwood	,	attested by its	Frank S. Rutkowski	,
(VICE-PRESIDENT)			(ASSISTANT SECRETARY)

this 17th day of July, A.D. 1969.

American Multi-Cinema, Inc.

By	/s/ [ILLEGIBLE]
VICE PRESIDENT

[SEAL]

(Corporate Seal)

Attest:

/s/ Frank S. Rutkowski
ASSISTANT SECRETARY

STATE OF Missouri	)
	)	ss.
COUNTY OF Jackson	)

I, Rosalie Wise, a Notary Public, do hereby certify that, on the 17th day of July, A.D. 1969, personally appeared before me Richard M. Durwood who declares he is or Vice-President of the corporation, executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

[SEAL]	/s/ Rosalie Wise
(Notarial Seal)	NOTARY PUBLIC

My term expires: My Commission Expires Dec. 19, 1972

CHANGE OF REGISTERED AGENT AND OFFICE OF
American Multi-Cinema, Inc.

NOTICE

This certificate must be filed in duplicate. The corporation cannot act as its own registered agent.

The registered office may be, but need not be, the same as the place of business of the corporation, but the registered office and the registered address of the agent must be the same.

Any subsequent change in the registered office or agent must be immediately reported to the Secretary of State on blanks furnished for that purpose.

[STAMP]

State of Missouri . . . Office of Secretary of State JAMES C. KIRKPATRICK, Secretary of State

Amendment of Articles of Incorporation

(To be submitted in duplicate by an attorney)

HONORABLE JAMES C. KIRKPATRICK
SECRETARY OF STATE
STATE OF MISSOURI
JEFFERSON CITY, MO. 65101

Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

(1) The name of the Corporation is AMERICAN MULTI-CINEMA, INC.

The name under which it was originally organized was AMERICAN ROYAL CINEMA, INC.

(2) An amendment to the Corporation’s Articles of Incorporation was adopted by the shareholders on

June 21, 1976

(3) Article #Sixth is amended to read as follows:

The number of directors to constitute the board of directors of the corporation is five. Directors need not be shareholders unless the bylaws of the corporation require them to be shareholders.

(If more than one article is to be amended or more space is needed attach fly sheet)

(4) Of the 820,000 shares outstanding, 820,000 of such shares were entitled to vote on such amendment.

The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

Class	Number of Outstanding Shares

Common	820,000

(5) The number of shares voted for and against the amendment was as follows:

Class	No. Voted For	No. Voted Against

Common	820,000	-0-

(6) If the amendment changed the number or par value of authorized shares having a par value the amount in dollars of authorized shares having a par value as changed is:

N/A

If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are:

N/A

(7) If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:

N/A

IN WITNESS WHEREOF, the undersigned,	S. H. Durwood, President
President or

has executed this instrument and its
Vice President

Alan K. Benjamin, Secretary	has affixed its corporate seal hereto and attested said seal on the 23rd day of
Secretary or Assistant Secretary

June, 1976

PLACE
CORPORATE SEAL
HERE
[SEAL]

AMERICAN MULTI-CINEMA, INC.
(Name of Corporation)

ATTEST:

/s/ Alan K. Benjamin	By	/s/ S. H. Durwood
(Secretary)		(President)

STATE OF MISSOURI	)
	)	ss.
COUNTY OF JACKSON	)

I, Ruth Ann Simison, a notary public do hereby certify that on this 23rd day of June, 1976 personally appeared before me S. H. Durwood who, being by me first sworn, declared that he is the President of American Multi-Cinema, Inc. that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

/s/ Ruth Ann Simison
Notary Public

(NOTARIAL SEAL)

My commission expires March 31, 1980

[STAMP]

No. #00130242

STATE of MISSOURI JAMES C. KIRKPATRICK, Secretary of State

Corporation Division

Certificate of Amendment

WHEREAS, AMERICAN MULTI-CINEMA, INC. a corporation organized under The General and Business Corporation Law has delivered to me a Certificate of Amendment of its Articles of Incorporation and has in all respects complied with the requirements of law governing the amendment of Articles of Incorporation under The General and Business Corporation Law.

NOW, THEREFORE, I, JAMES C. KIRKPATRICK, Secretary of State of the State of Missouri, do hereby certify that I have filed said Certificate of Amendment as provided by law, and that the Articles of Incorporation of said corporation are amended in accordance therewith.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the GREAT SEAL of the State of Missouri, at the City of Jefferson, this 29th day of JUNE, 1976

/s/ James C. Kirkpatrick
Secretary of State

RECEIVED OF: AMERICAN MULTI-CINEMA, INC. THREE DOLLARS AND NO/100 Dollars, $3.00 For Credit of General Revenue Fund, on Account of Amendment Fee.

No. #00130242

[ILLEGIBLE] Miller
Deputy Collector of Revenue

CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

OF

AMERICAN MULTI-CINEMA, INC.

The undersigned, American Multi-Cinema, Inc., a Missouri Corporation (the ‘Corporation’), for the purpose of amending the Articles of Incorporation of the Corporation, in accordance with the General and Business Corporation Law of Missouri does hereby make and execute this Certificate of Amendment of Articles of Incorporation:

I.              The name of the Corporation is American-Multi Cinema, Inc. The name under which it was originally was American Royal Cinema, Inc.

II.            The amendment set forth below was adopted by the Shareholders of the Corporation on July 26, 1978.

III.           The following resolution sets forth the amendment adopted.

RESOLVED, that this Corporation amend its Articles of Incorporation in the following manner:

By striking therefrom the provisions of Article THIRD as presently constituted and substituting in lieu thereof the following:

“THIRD. The aggregate number of shares which the Corporation shall have authority to issue shall be 1,100,000 shares of common stock, each of the par value of $.50 per share.”

“Upon the effectiveness of this amendment, all of the issued and outstanding shares of common stock of the Corporation of the par value of $10.00 per share shall be, and they hereby are, reclassified as and converted into shares of common stock of the Corporation of the par value of $.50 per share on the basis of twenty shares of $.50 par value common stock of the Corporation for each share of the Corporation’s $10.00 par value common stock.”

“From and after the effectiveness of this amendment, each stock certificate formerly representing shares of the Corporation’s $10.00 par value common stock outstanding immediately prior to the effectiveness of this amendment shall, without further action, represent shares of the Corporation’s common stock of the par value of $.50 each on basis of twenty shares of $.50 par value, common stock for each share of $10.00 par value common stock formerly represented by such certificate.”

[SEAL]

No holder of any shares of the Corporation shall be entitled as such, as a matter of right, to purchase or subscribe for any shares of stock of the Corporation of any class, whether now or hereafter authorized or whether issued for cash, property or services or as a dividend or otherwise, or to purchase or subscribe for any obligations, bonds, notes, debentures, other securities or stock convertible into shares of stock of the Corporation or carrying or evidencing any right to purchase shares of stock of any class.

None of the Shareholders shall sell, assign, pledge, or otherwise transfer or encumber in any manner or by any means whatever, any interest in all or part of his, her, or its capital stock of the Corporation now owned or hereafter acquired without the prior written consent of the Corporation first obtained, nor shall any such Shareholder sell any such stock without having first offered it to others in accordance with the terms and conditions of this Article; provided, however, that if the consent required by this Paragraph is granted, the transferee shall accept such stock subject to all the restrictions, terms, and conditions herein contained.

In the event any of the Shareholders shall desire to sell any portion or all of his, her, or its capital stock of the Corporation, and shall not have received the prior written consent of the Corporation, he, she, or it may sell the same only after offering it to others in the following manner:

The Shareholder desiring to sell all or part of his, her, or its stock shall serve notice upon the Corporation and all other Shareholders by registered mail, return receipt requested, indicating that he, she, or it has a bona fide offer for the sale of such of his, her, or its stock for a price consisting only of cash, stating the number of shares to be sold, the name and address of the person desiring to purchase same and the sales price and terms of payment of such sale; said notice shall also contain an offer to sell such stock upon the terms and conditions as set forth in the afore said bona fide offer of sale.

For a period of thirty (30) days after the mailing of such notice the Corporation shall have the option to redeem the stock so offered. If the Corporation fails to exercise such option the other Shareholders shall have the option to purchase such stock pro rata to their then existing holdings within thirty (30) days after the termination of the Corporation’s option to redeem.

In the event that neither the Corporation nor the other Shareholders shall exercise the option to redeem or purchase, as the case may be, as provided herein, the offering Shareholder shall be free to dispose of the shares of stock so offered to the person named in the aforesaid bona fide offer of purchase at the price and upon the terms and conditions set forth in his offer; provided, however, that such disposition must be made within ninety (90) days following the termination of the Shareholders’ option.

The manner of payment by the Corporation or the other Shareholders shall be the same as set forth in the notice from the party desiring to sell said stock, i.e., the terms set forth in said bona fide offer.

The Corporation shall cause each and every certificate of capital stock of the Corporation whether presently or hereafter issued to be endorsed as follows:

“NOTICE IS HEREBY GIVEN that the sale, assignment, transfer, pledge or other disposition of the shares of capital stock represented by this certificate are subject to certain restrictions contained in

2

ARTICLE THIRD of the Articles of Incorporation and that the right to purchase or subscribe for any additional shares of stock of the Corporation is restricted as provided in said ARTICLE THIRD of the Articles of Incorporation.”

In addition the Corporation shall cause any certificates of capital stock issued pursuant to a certain Common Stock Purchase Warrant dated October 23, 1968, to be further endorsed with a legend as provided in Paragraph 10 of said Common Stock Purchase Warrant.

That a true copy of the Articles of Incorporation and said Purchase Warrant is and shall remain on file in the office of the President of the Corporation.

IV. The number of shares of stock of the Corporation outstanding and the number of shares entitled to vote on the foregoing amendment was 820,000 shares of common stock, par value $.50 per share.

V. The foregoing amendment was, in accordance with the provisions of The General and Business Corporation Law of Missouri, adopted by the unanimous vote of the full Board of Directors at a special meeting of said Board duly called and held for the sole purpose of recommending to the sole Shareholder that the Articles of Incorporation be amended as herein above provided. Further said Amendment was adopted by the written consent duly executed by the sole Shareholder of the Corporation entitled to vote thereon, such consent having the same force and effect as a unanimous vote of the Shareholders thereon at a meeting duly held. Accordingly, the number of shares of the Corporation voted for the amendment was 820,000 and the number voted against the amendment was none.

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by the Corporation by its President and by its Secretary on this 26th day of July, 1978.

AMERICAN MULTI-CINEMA, INC.

	By	/s/ Stanley H. Durwood
Stanley H. Durwood, President
[SEAL]
	By	/s/ Alan K. Benjamin
Alan K. Benjamin, Secretary

STATE OF MISSOURI	)
	)	ss.	[SEAL]
COUNTY OF JACKSON	)

I, Ruth Ann Simison, a notary public, do hereby certify that on this 26th day of July, 1978, personally appeared before me Stanley H. Durwood, who being by me first duly sworn, declared that he is the President of American Multi-Cinema, Inc., that signed the foregoing document as President of the Corporation, and that the statements therein contained are true.

Ruth Ann Simison
Notary Public

[SEAL]

My commission expires March 31, 1980.

3

NO #00130242

STATE of MISSOURI JAMES C. KIRKPATRICK, Secretary of State Corporation Division

Certificate of Amendment

WHEREAS, AMERICAN MULTI-CINEMA, INC. a corporation organized under The General and Business Corporation Law has delivered to me a Certificate of Amendment of its Articles of Incorporation and has in all respects complied with the requirements of law governing the amendment of Articles of Incorporation under The General and Business Corporation Law.

NOW, THEREFORE, I, JAMES C. KIRKPATRICK, Secretary of State of the State of Missouri, do hereby certify that I have filed said Certificate of Amendment as provided by law, and that the Articles of Incorporation of said corporation are amended in accordance therewith.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the GREAT SEAL of the State of Missouri, at the City of Jefferson, this 28th day of July 1978.

/s/ James C. Kirkpatrick
Secretary of State

RECEIVED OF: AMERICAN MULTI-CINEMA, INC. Three Dollars andno/100 Dollars. $3.00 For Credit of General Revenue Fund, on Account of Amendment Fee.

No. #00130242	/s/ [ILLEGIBLE] Miller
Deputy Collector of Revenue

ARTICLES OF MERGER

OF

AMERICAN MULTI-CINEMA, INC.

A Missouri corporation,

and
Surviving Corporation,

and

TRANSCONTINENTAL THEATRES, INC.

A. Delaware corporation,

Constituent Corporation

Pursuant to the provisions of Section 351.447 of the General and Business Corporation Law of Missouri, the undersigned corporations hereby execute and certify the following Articles of Merger:

ARTICLE I

American Multi-Cinema, Inc., a Missouri corporation, and Transcontinental Theatres, Inc., a Delaware corporation, are hereby merged and American Multi-Cinema, Inc., a Missouri corporation, is the Surviving Corporation.

ARTICLE II

On December 15, 1978, the Board of Directors of American Multi-Cinema, Inc. by duly adopted resolution approved the Plan of Merger attached hereto at Exhibit A.

On January 15, 1979 the Board of Directors of Transcontinental Theatres, Inc. by duly adopted resolution approved the Plan of Merger set forth at Exhibit A.

ARTICLE III

This Plan of Merger has been adopted pursuant to Section 351.447 of the revised statutes of Missouri.

ARTICLE IV

The resolution of the Board of Directors of the parent corporation, American Multi-Cinema, Inc., a Missouri corporation, approving the Plan of Merger is as follows:

RESOLVED, that in the judgment of this Board of Directors, it is desirable and in the best interest of this corporation and its shareholders that Transcontinental Theatres, Inc., Transcontinental Theatres, Texas, Inc., and Transcontinental Theatres, Colorado, Inc., be merged and liquidated into American Multi-Cinema, Inc., a Missouri corporation, pursuant to the laws of Missouri, Delaware, Texas, and Colorado as well as Section 332(b) and 334(b)(2) of the Internal Revenue Code of 1954, said merger and liquidation of Transcontinental Theatres, Inc. into American Multi-Cinema, Inc. being upon the terms and conditions set forth in the Plan of Merger attached hereto as Exhibit A and made a part hereof and said merger and liquidation of Transcontinental Theatres, Texas, Inc. and Transcontinental Theatres, Colorado, Inc. into American Multi-Cinema, Inc. being upon the terms and conditions set forth in the Plan of Merger of Exhibit B and made a part hereof; and

FURTHER RESOLVED, that this Board of Directors does hereby approve the Plan of Merger attached hereto at Exhibit A and incorporated herein by reference, and the Plan of Merger attached hereto at Exhibit B, and incorporated herein by reference; and

FURTHER RESOLVED, that upon closing of the hereinabove described Purchase Agreement, that the officers of the corporation are hereby authorized and empowered to do all such acts and things, to execute and deliver all such documents and to pay all such fees and expenses as may be necessary and desirable in order to merge the acquired Company and its wholly owned subsidiaries into this corporation as the surviving corporation.

ARTICLE V

As of the date of the execution of these Articles of Merger by American Multi-Cinema, Inc., American Multi-Cinema, Inc. is the parent corporation of Transcontinental Theatres, Inc., is in compliance with the 90% ownership requirement of Section 351.447 of the Revised Statutes of Missouri and will maintain at least 90% ownership of Transcontinental Theatres, Inc., party to the merger, until the issuance of the Certificate of Merger by the Secretary of State of Missouri.

2

IN WITNESS WHEREOF, said American Multi-Cinema, Inc., a corporation existing under the laws of the State of Missouri, has caused these Articles of Merger to be executed in its name by its Vice-President and its corporate seal to be affixed hereto, attested by its Secretary, this 15th day of January, 1979.

AMERICAN MULTI-CINEMA, INC.

[SEAL]
	By	/s/ Frank S. Rutkowski
Vice-President

(CORPORATE SEAL)
ATTEST

/s/ [ILLEGIBLE]
Secretary

IN WITNESS WHEREOF, said Transcontinental Theatres, Inc., a corporation existing under the laws of the State of Delaware, has caused these Articles of Merger to be executed in its name by its President and its corporate seal to be affixed hereto, attested by its Secretary, this 15th day of January, 1979.

TRANSCONTINENTAL THEATRES, INC.

[SEAL]
	By	/s/ Alan K. Benjamin
President

(CORPORATE SEAL)
ATTEST

/s/ [ILLEGIBLE]
Secretary

STATE OF MISSOURI	)
	)	SS
COUNTY OF JACKSON	)

I, Susan D. Sosa, a Notary Public, do hereby certify that on this 15th day of January, 1979 personally appeared before me Frank S. Rutkowski, who, being by me first duly sworn, declared that he is the Vice President of American Multi-Cinema, Inc., that he signed the foregoing document as

3

Vice President of the corporation, and that the statements therein contained are true.

/s/ Susan D. Sosa
Notary Public
Susan D. Sosa Commissioned in and for the County of Clay and all adjoining counties M.C.E. Aug. 3, 1979

[SEAL]

My Commission Expires:

August 3, 1979

STATE OF MISSOURI	)
	)	SS
COUNTY OF JACKSON	)

I, Susan D. Sosa, a Notary Public, do hereby certify that on this 15th day of January, 1979 personally appeared before me Alan K. Benjamin, who, being by me first duly sworn, declared that he is the President of Transcontinental Theatres, Inc., that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

/s/ Susan D. Sosa
Notary Public
Susan D. Sosa Commissioned in and for the County of Clay and all adjoining counties M.C.E. Aug. 3, 1979

[SEAL]

My Commission Expires:

August 3, 1979

4

EXHIBIT  A

PLAN OF  MERGER

of

AMERICAN MULTI-CINEMA, INC.,
a Missouri corporation,

Constituent and Surviving Corporation,

and

TRANSCONTINENTAL THEATRES, INC.,
a Delaware corporation,

Constituent Corporation.

PLAN OF MERGER

This Plan of Merger (hereinafter referred to as “the Plan”), by and between AMERICAN MULTI-CINEMA, INC., a Missouri corporation (hereinafter referred to either specifically by name or as the “Surviving Corporation”), and TRANSCONTINENTAL THEATRES, INC., a Delaware corporation (hereinafter referred to specifically by name), said two corporations being also hereinafter collectively referred to as “Constituent Corporations”,

W I T N E S S E T H;

WHEREAS, American Multi-Cinema, Inc. is a corporation duly organized and existing under the laws of the State of Missouri, having been incorporated July 25, 1968, and Transcontinental Theatres, Inc., is a corporation duly organized and existing under the laws of the State of Delaware, having been incorporated January 28, 1969; and

WHEREAS, Transcontinental Theatres, Inc. has an authorized capital stock of One Million Five Thousand (1,005,000) shares consisting of One Million (1,000,000) shares of common stock with a par value of One Dollar ($1.00) per share, and Five Thousand (5,000) shares of preferred stock with a par value of One Hundred Dollars ($100.00) per share; and

WHEREAS, Transcontinental Theatres, Inc. has issued and outstanding as of the date of the execution and approval of this plan by Transcontinental Theatres, Inc., Five Hundred Thousand (500,000) shares of One Dollar ($1.00) par value common stock, all of which are issued and outstanding in the name of American Multi-Cinema, Inc. as a result of the purchase of such shares by American Multi-Cinema, Inc. under that certain Purchase Agreement by and between American Multi-Cinema, Inc. and the former shareholders of Transcontinental Theatres, Inc., dated October 4, 1978; and

WHEREAS, Transcontinental Theatres, Inc. has no issued and outstanding shares of One Hundred Dollar ($100.00) par value preferred stock as of the date of the execution and approval of this plan by Transcontinental Theatres, Inc., and

WHEREAS, the Boards of Directors of the Constituent Corporations deem it desirable, for the general welfare and advantage of the Constituent Corporations and their respective stockholders, that the properties, businesses, assets and liabilities of both Constituent Corporations be combined into one surviving corporation, American Multi-Cinema, Inc., pursuant to this plan, Section 351.447 and the other relevant provisions of the General and Business Corporation Law of the State of Missouri, Sections 253 and the other applicable provisions of the General Corporation Code of Delaware, and Sections 332 and 334(b)(2) of the Internal Revenue Code of 1954, it being the intention of the undersigned that the combination of the properties, businesses, assets, and liabilities of the Constituent Corporations constitute a statutory merger pursuant to the provisions of the General and Business Corporation Law of Missouri and the General Corporation Code of Delaware and a distribution in complete liquidation of a subsidiary corporation pursuant to the provisions of Section 332 and 334(b)(2) of the Internal Revenue Code of 1954;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and conditions herein contained, the Constituent Corporations do hereby agree that in accordance with the aforesaid laws, the Constituent Corporations shall be merged into one of the Constituent Corporations, to wit, the Surviving Corporation, and do hereby agree upon and prescribe the terms and conditions and the Plan of said merger, the mode of carrying the same into effect, and the manner and basis of converting the shares of the Constituent Corporations into shares of the Surviving Corporation as follows:

FIRST: Transcontinental Theatres, Inc. shall be merged with and into American Multi-Cinema, Inc., and American Multi-Cinema, Inc. shall be the surviving corporation and shall be governed by the laws of the State of Missouri. The name of the registered agent and address of the registered office of the Surviving Corporation in the state of Missouri is:  Stanley H. Durwood, 106 W. 14th Street, Suite 1700, Kansas City, Missouri 64105.

2

SECOND: Until altered, amended, repealed, as therein provided, the by-laws of American Multi-Cinema, Inc., as in effect at the date when the merger shall become effective in accordance with and as provided by the laws of the State of Missouri (herein called “the effective date of Merger”), shall be the by-laws of the Surviving Corporation.

THIRD: The Board of Directors and officers of American Multi-Cinema, Inc. immediately prior to the time the merger becomes effective shall be the Board of Directors and officers of the Surviving Corporation until their successors shall have been elected and qualified.

FOURTH:  Upon the effective date of this Merger, all the rights, titles, licenses, franchises and interests of the Constituent Corporations, in and to every species of property, real and personal, and things in action belonging to them or either of them, shall be deemed transferred to and vested in American Multi-Cinema, Inc., the Surviving Corporation, without any deed or transfer; and the Surviving Corporation shall be deemed to have assumed all of the debts, obligations and liabilities of the Constituent Corporations, and shall be held liable to pay and discharge all such debts, obligations and liabilities in the same manner as if they had been incurred or contracted by it. Upon the effective date of this Merger in the State of Missouri, the two wholly owned subsidiary corporations of Transcontinental Theatres, Inc., being Transcontinental Theatres, Texas, Inc. , a Texas corporation, and Transcontinental Theatres, Colorado, Inc., a Colorado corporation, shall become wholly owned subsidiaries of American Multi-Cinema, Inc., the Surviving Corporation.

FIFTH: The manner and basis of converting the shares of the Constituent Corporation into shares of the Surviving Corporation shall be as follows:

(a) Each share of common stock of American Multi-Cinema, Inc. which shall be issued and outstanding on the effective date of the merger shall thereupon, without further

3

action become one common share of the Surviving Corporation, without the issuance or exchange of new shares or share certificates.

(b)  Each share of common stock of Transcontinental Theatres, Inc. which shall be issued and outstanding on the effective date of the merger, all such shares being owned in their entirety by American Multi-Cinema, Inc., and all rights in respect thereof shall be cancelled forthwith as of the effective date of the merger, and the certificates representing such shares shall be cancelled.

SIXTH:  The Articles of Incorporation of the Surviving Corporation are not amended by this Plan of Merger.

SEVENTH:  Upon signing this Plan of Merger shall be submitted to the Board of Directors of each Constituent Corporation for adoption and approval in accordance with the laws of the State of Missouri and the State of Delaware. If this Plan is adopted and approved by the Boards of Directors of both Constituent Corporations, the president or vice-president and the secretary or assistant secretary of each of the Constituent Corporations, for and on behalf of the respective corporations, shall certify the same and execute and file with the Secretary of State of Missouri Articles of Merger, and shall file such other documents as are necessary in any state to effectuate this merger.

EIGHTH:  If at any time the Surviving Corporation shall consider any further acts necessary or desirable to vest in the Surviving Corporation any title to property or any rights of the Constituent Corporations, the proper officers and directors of each Constituent Corporation shall do all things necessary to vest title in such property or rights in the Surviving Corporation, and otherwise carry out the purposes of this Plan.

4

IN WITNESS WHEREOF, American Multi-Cinema, Inc. has caused this Plan of Merger to be signed and its name by its vice-president and secretary of said corporation and has caused its corporate seal to be hereto affixed and attested, all as of the 15th day of December, 1978.

AMERICAN MULTI-CINEMA, INC.
(Corporate Seal)	a Missouri Corporation

ATTEST:	By	/s/ Frank S. Rutkowski
Vice President
/s/ Alan K. Benjamin
Secretary

IN WHEREOF, Transcontinental Theatres, Inc. has caused this Plan of Merger to be signed and its name by the president or vice-president and secretary or assistant secretary of said corporation and has caused its corporate seal to be hereto affixed and attested, all as of the 15th day of January , 1979.

TRANSCONTINENTAL THEATRES, INC.
(Corporate Seal)	a Delaware Corporation

ATTEST:	By	/s/ Alan K. Benjamin, President

/s/ ILLEGIBLE
Secretary

STATE OF MISSOURI	)
	)	SS
COUNTY OF JACKSON	)

I, Susan D. Sosa a notary public, do hereby certify that on this 15th day of December, 1978, personally appeared before me Frank S. Rutkowski , who being by me first duly sworn, declared that he is the Vice President of AMERICAN MULTI-CINEMA, INC., a Missouri corporation, that he signed the foregoing document as Vice President of the corporation, and that the statements therein contained are true.

Susan D. Sosa
(NOTARIAL SEAL)	Notary Public	SUSAN D. SOSA
Commissioned in and for
My commission expires August 3, 1979		the County of Clay and
all adjoining counties
M.C.E. Aug. 3. 1979

5

STATE OF MISSORUI	)
	)	ss
COUNTY OF JACKSON	)

I, Susan D. Sosa , a notary public, do hereby certify that on the 15th day of January, 1979, personally appeared before me Alan K. Benjamin, who, being by me first duly sworn, declared that he is the President of TRANSCONTINENTAL THEATRES, INC., a Delaware corporation, that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

/s/ Susan D. Sosa
	Notary Public	SUSAN D. SOSA
(NOTARIAL SEAL)		Commissioned in and for
The County of Clay and
My commission expires August 3, 1979		all adjoining counties,
M.C.E. Aug 9, 1979

6

ILLEGIBLE
JAMES C. KIRKPATRICK,
CORPORATION DIVISION

Certificate of Merger —

Missouri Corporation Surviving

WHEREAS, Articles of Merger of the following corporations:

Name of Corporation TRANSCONTINENTAL THEATRES, INC. (a Delaware Corporation not qualified in Missouri) into AMERICAN MULTI-CINEMA, INC. (00130242) Organized and Existing Under Laws of Missouri and Delaware have been received, found to conform to law, and filed.

NOW, THEREFORE, I, JAMES C. KIRKPATRICK, Secretary of State of the State of Missouri, issue this Certificates of Merger, certifying that the merger of the forenamed corporations is effected, with AMERICAN MULTI-CINEMA, INC. as the surviving corporation.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the GREAT SEAL of the State of Missouri, at the City of Jefferson, this 15th day of January, 1979

/s/ James C. Kirkpatrick
Secretary if State

[SEAL]

RECEIVED OF : AMERICAN MULTI-CINEMA, INC. TWENTY-FIVE AND NO/100 Dollars, $ 25.00 For Credit of General Revenue Fund, on Account of Amendment Fee.

No. 00130242

/s/ ILLEGIBLE Miller
Deputy Collector of Revenue

7

FILED AND CERTIFICATE
ISSUED
JAN 15, 1979
/s/ James C. Kirkpatrick
Corporations Dept. SECRETARY OF STATE

ARTICLES OF MERGER

OF

AMERICAN MULTI-CINEMA, INC.

A Missouri corporation,
And
Surviving Corporation,

And

TRANSCONTINENTAL THEATRES, TEXAS INC.
A Texas corporation,
Constituent Corporation
and

TRANSCONTINENTAL THEATRES, COLORADO, INC.
A Colorado Corporation,
Constituent Corporation

Pursuant to the provisions of Section 351.447 of the General and Business Corporation Law of Missouri, Articles 5.16 and 5.07 of the Texas Business Corporation Act and Sections 7-7-106 and 7-7-107 of the Colorado Corporation Code, the undersigned corporations hereby execute and certify the following Articles of Merger:

ARTICLE I

American Multi-Cinema, Inc., a Missouri corporation, Transcontinental Theatres, Texas, Inc., a Texas corporation, and Transcontinental Theatres , Colorado, Inc., a Colorado corporation, are hereby merged and American Multi-Cinema, Inc., a Missouri corporation, is the Surviving Corporation.

ARTICLE II

On December 15, 1978; the Board of Directors of American Multi-Cinema, Inc. by duly adopted resolution approved the Plan of Merger attached hereto at Exhibit A.

On January 15, 1979  the Board of Directors of Transcontinental Theatres, Texas, Inc. by duly adopted resolution approved the Plan of Merger set forth at Exhibit A.

On January 15, 1979  the Board of Directors of Transcontinental Theatres, Colorado, Inc. by duly adopted resolution approved the Plan of Merger set forth at Exhibit A.

8

ARTICLE III

This Plan of Merger has been adopted pursuant to Section 351.447 of the revised statutes of Missouri.

ARTICLE IV

The resolution of the Board of Directors of the parent corporation, American Multi-Cinema, Inc., a Missouri corporation, approving the Plan of Merger is as follows:

RESOLVED, that in the judgment of this Board of Directors, it is desirable and in the best interest of this corporation and its shareholders that Transcontinental Theatres, Inc., Transcontinental Theatres, Texas, Inc., and Transcontinental Theatres, Colorado, Inc., be merged and liquidated into American Multi-Cinema, Inc., a Missouri corporation, pursuant to the laws of Missouri, Delaware, Texas, and Colorado as well as Section 332(b) and 334(b)(2) of the Internal Revenue Code of 1954, said merger and liquidation of Transcontinental Theatres, Inc. into American Multi-Cinema, Inc. being upon the terms and conditions set forth in the Plan of Merger attached hereto as Exhibit A and made a part hereof and said merger and liquidation of Transcontinental Theatres, Texas, Inc. and Transcontinental Theatres, Colorado, Inc. into American Multi-Cinema, Inc. being upon the terms and conditions set forth in the Plan of Merger of Exhibit B and made a part hereof; and

FURTHER RESOLVED, that the Board of Directors does hereby approve the Plan of Merger attached hereto at Exhibit A and incorporated herein by reference, and the Plan of Merger attached at Exhibit B and incorporated herein by reference; and

FURTHER RESOLVED, that upon closing of the hereinabove described Purchase Agreement, that the officers of the corporation are hereby authorized and empowered to do all such acts and things, to execute and deliver all such documents and to pay all such fees and expenses as maybe necessary and desirable in order to merge the acquired Company and its wholly owned subsidiaries into this corporation as the surviving corporation.

ARTICLE V

At the time of the execution of these Articles of Merger by American Multi-Cinema, Inc.,.American Multi-Cinema, Inc. is the parent corporation of Transcontinental Theatres, Texas, Inc., and Transcontinental Theatres, Colorado, Inc., is in compliance with the 90% ownership requirement of Section 351.447 of the revised statutes of Missouri and will maintain at least 90% ownership of Transcontinental Theatres, Texas, Inc., party to the merger, and Transcontinental Theatres, Colorado, Inc., party to the merger, until the issuance of the Certificate of Merger by the Secretary of State of Missouri.

2

ARTICLE VI

At the time of the execution of these Articles of Merger on January 15, 1979, the number of outstanding shares of each class of the Constituent Corporations and the number of such shares of each class owned by the Surviving Corporation are as follows:

A.                            Transcontinental Theatres, Texas, Inc. has one class of stock of which two hundred (200) shares are issued and outstanding. All of such issued and outstanding shares are owned by American Multi-Cinema, Inc.

B.                              Transcontinental Theatres, Colorado, Inc. has one class of stock of which two hundred (200) shares are issued and outstanding. All of such issued and outstanding shares are owned by American Multi-Cinema, Inc.

ARTICLE VII

The statutory requirement of mailing to the shareholders of the Colorado Constituent Corporation has been waived.

ARTICLE VIII

The address of the registered office of American Multi-Cinema, Inc. in the state of Missouri is as follows:

106 West 14th Street

Suite 1700

Kansas City, Missouri 64105

ARTICLE IX

The laws of Missouri, the jurisdiction under which American Multi-Cinema, Inc. is organized permits such a merger.

ARTICLE X

A.            American Multi-Cinema, Inc., the surviving corporation hereby:  (a) agrees that it may be served with process in the State of Texas in any proceeding for the enforcement of any obligation of any Texas corporation party to the merger and in any proceeding for the enforcement of the rights of a dissenting shareholder of any such Texas corporation against the surviving corporation; (b) irrevocably appoints the Secretary of State of Texas as its agent to accept service of process in any such proceeding and that the

3

post office address to which the Secretary of State may mail a copy of any process that may be served upon him is 106 West 14th Street, Suite 1700, Kansas City, Missouri 64105; and (c) agrees that it will promptly pay to the dissenting shareholders of any such Texas corporation the amount, if any, to which they shall be entitled under the provisions of the Texas Business Corporation Act with respect to the rights of dissenting shareholders.

B.            American Multi-Cinema, Inc., the surviving corporation hereby:  (a) agrees that it may be served with process in the State of Colorado in any proceeding for the enforcement of any obligation of any Colorado corporation party to the merger and in any proceeding for the enforcement of the rights of a dissenting shareholder of any such Colorado corporation against the surviving corporation; (b) irrevocably appoints the Secretary of State of Colorado as its agent to accept service of process in any such proceeding and that the post office address to which the Secretary of State may mail a copy of any process that may be served upon him is 106 West 14th Street, Suite 1700, Kansas City, Missouri 64105; and (c) agrees that it will promptly pay to the dissenting shareholders of any such Colorado corporation the amount, if any, to which they shall be entitled under the provisions of the Colorado Corporation Code with respect to the rights of dissenting shareholders.

IN WITNESS WHEREOF, said American Multi-Cinema, Inc., a corporation existing under the laws of the State of Missouri, has caused these Articles of Merger to be executed in its name by its Vice-President and its corporate seal to be affixed hereto, attested by its Assistant Secretary, this 15th day of January, 1979.

AMERICAN MULTI-CINEMA, INC.
(CORPORATE SEAL
	By	/s/ Frank S. Rutkowski
ATTEST:		Vice-President

/s/ ILLEGIBLE
Assistant Secretary

4

IN WITNESS WHEREOF, said Transcontinental Theatres, Texas, Inc., .a corporation existing under the laws of the State of Texas, has caused these Articles of Merger to be executed in its name by its President and its corporate seal to be affixed hereto, attested by its Secretary, this 15th day of January, 1979.

TRANSCONTINENTAL THEATERS, TEXAS, INC.

(CORPORATE SEAL)

ATTEST :	By	/s/ Alan K. Benjamin
President
/s/ ILLEGIBLE
Secretary

IN WITNESS WHEREOF, said Transcontinental Theatres, Colorado, Inc., a corporation existing under the laws of the State of Colorado, has caused these Articles of Merger to be executed in its name by its President and its corporate seal to be affixed hereto, attested by its Secretary, this 15th day of January, 1979.

TRANSCONTINENTAL THEATERS, TEXAS, INC.

(CORPORATE SEAL)

ATTEST :	By	/s/ Alan K. Benjamin
President
/s/ ILLEGIBLE
Secretary

STATE OF MISSOURI	)
	)	ss
COUNTY OF JACKSON	)

I, Susan D. Sosa, A Notary Public, do hereby certify that on this 15th day of January, 1979 personally appeared before me Frank S. Rutkowski, who, being by me first duly sworn, declared that he is the Vice President of American Multi-Cinema, Inc., that he signed the foregoing document as Vice President of the corporation, and that the statements therein contained are true.

/s/ Susan D. Sosa
	Notary Public	SUSAN D. SOSA
Commissioned in and for
My Commission Expires:		the County of Clay and
all adjoining counties
August 3, 1979		M.C.E. Aug. 3, 1979.

5

STATE OF Missouri	)
	)	ss
COUNTY OF Jackson	)

I, Susan D. Sosa, a Notary Public, do hereby certify that on this 15th day of January, 1979 personally appeared before me Alan K. Benjamin who, being by me first duly sworn, declared that he is the President of Transcontinental Theatres, Texas, Inc., that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

/s/ Susan D. Sosa
SEAL	Notary Public	SUSAN D. SOSA
Commissioned in and for
My Commission Expires:		the County of Clay and
all adjoining counties
August 3, 1979		M.C.E. Aug. 3, 1979.

STATE OF Missouri	)
	)	ss
COUNTY OF Jackson	)

I, Susan D. Sosa, A Notary Public, do hereby certify that on this 15th day of January, 1979 personally appeared before me Alan K. Benjamin who, being by me first duly sworn, declared that he is the President of Transcontinental Theatres, Colorado, Inc., that he signed the foregoing document as President of the corporation, and that the statements herein contained are true.

/s/ Susan D. Sosa
SEAL	Notary Public	SUSAN D. SOSA
Commissioned in and for
My Commission Expires:		the County of Clay and
all adjoining counties
August 3, 1979		M.C.E. Aug. 3, 1979.

6

PLAN OF MERGER

Of

AMERICAN MULTI-CINEMA, INC.,
a Missouri corporation,

Constituent and Surviving Corporation,

and

TRANSCONTINENTAL THEATRES, TEXAS, INC.,
a Texas corporation,

Constituent Corporation,

and

TRANSCONTINENTAL THEATRES, COLORADO, INC.,
a Colorado corporation,

Constituent Corporation.

7

PLAN OF MERGER

This Plan of Merger (hereinafter referred to as “the Plan”) by and between AMERICAN MULTI-CINEMA, INC., a Missouri corporation (hereinafter referred to either specifically by name or as the “Surviving Corporation”), and TRANSCONTINENTAL THEATRES, TEXAS, INC., a Texas corporation, and TRANSCONTINENTAL THEATRES, COLORADO, INC., a Colorado corporation, said three corporations being hereinafter collectively referred to as “Constituent Corporations,”

WITNESSETH;

WHEREAS, American Multi-Cinema, Inc. is a corporation duly organized and existing under the laws of the State of Missouri, having been incorporated July 25, 1968, Transcontinental Theatres, Texas, Inc., is a corporation duly organized and existing under the laws of the State of Texas, having been incorporated June 7, 1971, and Transcontinental Theatres, Colorado, Inc. is a corporation duly organized and existing under the laws of the State of Colorado, having been incorporated August 6, 1970; and

WHEREAS, American Multi-Cinema, Inc., as of the date of the execution of this Plan of Merger, is the owner of all issued and outstanding stock of both Transcontinental Theatres, Texas, Inc. and Transcontinental Theatres, Colorado, Inc. as a result of a prior merger of Transcontinental Theatres, Inc. into American Multi-Cinema, Inc.; and

WHEREAS, Transcontinental Theatres, Texas, Inc. has an authorized capital stock consisting of two hundred (200) shares of common stock, par value, of One Hundred Dollars ($100.00) per share, of which ten (10) shares are issued and outstanding. All of such, issued and outstanding shares, are in the name of American Multi-Cinema, Inc.; and

WHEREAS, Transcontinental Theatres, Colorado, Inc. has an authorized capital stock consisting of two hundred (200) shares of common stock, par value of One Hundred Dollars ($100.00) per share of which ten (10) shares are issued and outstanding. All of such

8

issued and outstanding shares are in the name of American Multi-Cinema, Inc.; and

WHEREAS, the Boards of Directors of the Constituent Corporations deem it desirable for the general welfare and advantage of the Constituent Corporations and their respective stockholders, that the properties, businesses, assets, and liabilities of all Constituent Corporations be combined into one surviving corporation, American Multi-Cinema, Inc., pursuant to this Plan, the applicable provisions of the General and Business Corporation Law of the State of Missouri, the Texas Business Corporation Act, the Colorado Corporation Code and Sections 332 and 334(b)(2) of the Internal Revenue Code of 1954, it being the intention of the undersigned that the combination of the properties, businesses, assets, and liabilities of the Constituent Corporations constitute a statutory merger pursuant to the provisions of the General and Business Corporation Law of Missouri, the Texas Business Corporation Act and the Colorado Corporation Code, and a distribution in complete liquidation of a subsidiary corporation pursuant to the provisions of Section 332 and 334(b)(2) of the Internal Revenue Code of 1954;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and conditions herein contained, the Constituent Corporations do hereby agree that in accordance with the applicable provisions of the General and Business Corporation Law of the State of Missouri, the Texas Business Corporation Act and the Colorado Corporation Code, the Constituent Corporations shall be merged into one of the Constituent Corporations, to wit, the Surviving Corporation, and do hereby agree upon and prescribe the terms and conditions and the Plan of said merger, the mode of carrying the same into effect, and the manner and basis of converting the shares of the Constituent Corporations into shares of the Surviving Corporation as follows:

FIRST: Transcontinental Theatres, Texas, Inc. and Transcontinental Theatres, Colorado, Inc., both wholly owned subsidiaries of American Multi-Cinema, Inc., shall be merged with

9

and into American Multi-Cinema, Inc., and American Multi-Cinema, Inc. shall be the Surviving Corporation and shall be governed by the laws of the State of Missouri. The name of the registered agent and .address of the registered office of the Surviving Corporation in the State of Missouri is: Stanley H. Durwood, 106 W. 14th Street, Suite 1700, Kansas City, Missouri 64105.

SECOND: Until altered, amended or repealed, as therein provided, the by-laws of American Multi-Cinema, Inc., as in effect at the date when the merger shall become effective in accordance with and as provided by the laws of the State of Missouri (hereinafter called “the effective date of Merger”), shall be the by-laws of the Surviving. Corporation.

THIRD: The Board of Directors and officers of American Multi-Cinema, Inc. immediately prior to the time the merger becomes effective shall be the Board of Directors and officers of the Surviving Corporation until their successors shall have been elected and qualified.

FOURTH: Upon the effective date of this Merger, all the rights, titles, licenses, franchises and interests of the Constituent Corporations, in and to every species of property, real and personal, and things in action belonging to them or either of them, shall be deemed transferred to and vested in American Multi-Cinema, Inc., the Surviving Corporation, without any deed or transfer; and the Surviving Corporation shall be deemed to have assumed all of the debts, obligations and liabilities of the Constituent Corporations, and shall be held liable to pay and discharge all such debts, obligations and liabilities in the same manner as if they had been incurred or contacted by it.

FIFTH: The manner and basis of converting the shares of the Constituent Corporations into shares of’ the Surviving Corporation shall be as follows:

(a)  Each share of common stock of American Multi-Cinema, Inc. which shall be issued and outstanding on the effective date of the merger shall thereupon, without further

10

action become one common share of the Surviving Corporation, without the issuance or exchange of new shares or share certificates.

(b)  Each share of the common stock of Transcontinental Theatres, Texas, Inc. issued and outstanding as of the effective date of the merger, such shares being owned in their entirety by American Multi-Cinema, Inc., and all rights in respect thereof shall be cancelled forthwith as the effective date of the merger, and the certificates representing such shares shall be cancelled.

(c)  Each share of the common stock of Transcontinental Theatres, Colorado, Inc. issued and outstanding as of the effective date of the merger, such shares being owned in their entirety by American Multi-Cinema, Inc., and all rights in respect thereof shall be cancelled forthwith as the effective date of the merger, and the certificates representing such shares shall be cancelled.

SIXTH: The Articles of Incorporation of the Surviving Corporation are not amended by this Plan of Merger.

SEVENTH: Upon the adoption of this Plan of Merger by each Board of Directors of each of the Constituent Corporations, the President or Vice-President and Secretary or Assistant Secretary of each of the Constituent Corporations, for and on behalf of the respective corporations, shall certify the same and execute and file with the Secretary of States of Missouri, Texas and Colorado Articles of Merger, and shall file such other documents as are necessary to effectuate this merger.

EIGHTH:  If at any time the Surviving Corporation shall consider any further acts necessary or desirable to vest in the Surviving Corporation any title to property or any rights of the Constituent Corporations, the proper officers and directors of each Constituent Corporation shall do all things necessary to vest title in such property or rights in the Surviving Corporation, and otherwise carry out the purposes of this Plan.

11

IN WITNESS WHEREOF, American Multi-Cinema, Inc. has caused this Plan of Merger, to be signed in its name by its vice-president and assistant secretary of said corporation and has caused its corporate seal to be hereto affixed and attested, all as of the of 15th day of December, 1978.

AMERICAN MULTI-CINEMA, INC. a Missouri Corporation

(Corporate Seal)

ATTEST:	By	/s/ Frank S. Rutkowski
Vice-President
/s/ Alan K. Benjamin
Secretary

IN-WlTNESS WHEREOF, Transcontinental Theatres, Texas, Inc. has caused this Plan of Merger to be signed in its name by the president or vice-president and secretary or assistant secretary of said corporation and has caused its corporate seal to be hereto affixed and attested, all as of the 15th day of January 1979.

TRANSCONTINENTAL THEATRES, TEXAS, INC. a Texas Corporation

(Corporate Seal)

ATTEST:	By	/s/ Alan K. Benjamin, President

/s/ ILLEGIBLE
Secretary

IN WITNESS WHEREOF, Transcontinental Theatres, Colorado, Inc. has caused this Plan of Merger to be signed in its name by the president or vice-president and secretary or assistant secretary of said corporation and has caused its corporate seal to be hereto affixed and attested, all as of the 15th  day of January 1979.

TRANSCONTINENTAL THEATRES, COLORADO, INC. a Colorado Corporation

(Corporate Seal)

ATTEST:	By	/s/ Alan K. Benjamin, President

/s/ ILLEGIBLE
Secretary

12

STATE OF MISSOURI	)
	)	ss
COUNTY OF JACKSON	)

I, Susan D. Sosa, a notary public, do hereby certify that on this 15th day of December, 1978, personally appeared before me Frank S. Rutkowski, who being by me first duly sworn, declared that he is the Vice President of AMERICAN MULTI-CINEMA, INC., a Missouri corporation, that he signed the foregoing document as Vice President of the corporation, and that the statements therein contained are true.

SUSAN D. SOSA
(NOTARIAL SEAL)	Notary Public	SUSAN D. SOSA
Commissioned in and for
My commission expires: August 3, 1979		the County of Clay and
all adjoining counties
M.C.E. Aug. 3, 1979.

STATE OF MISSOURI	)
	)	ss
COUNTY OF JACKSON	)

I, Susan D. Sosa, a notary public, do hereby certify that on the 15th day of January, 1979, personally appeared before me Alan K. Benjamin, who, being by me first duly sworn, declared that he is the President of TRANSCONTINENTAL THEATRES, TEXAS, INC., a Texas corporation, that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

SUSAN D. SOSA
(NOTARIAL SEAL)	Notary Public	SUSAN D. SOSA
Commissioned in and for
My commission expires: August 3, 1979		the County of Clay and
all adjoining counties
M.C.E. Aug. 3, 1979.

STATE OF MISSOURI	)
	)	ss
COUNTY OF JACKSON	)

I, Susan D. Sosa, a notary public, do hereby certify that on the 15th day of January, 1979, personally appeared before me Alan K. Benjamin, who, being by me first duly sworn, declared that he is the President of TRANSCONTINENTAL THEATRES, COLORADO, INC., a Colorado corporation,

13

that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

/s/ Susan D. Sosa
(NOTARIAL SEAL)	Notary Public	SUSAN D. SOSA
Commissioned in and for
My commission expires: August 3, 1979		the County of Clay and
all adjoining counties
M.C.E. Aug. 3, 1979

14

No: 00130242

[SEAL]

STATE OF MISSOURI

JAMES C. KIRKPATRICK, Secretary of State

CORPORATION DIVISION

Certificate of Merger—

Missouri Corporation Surviving

WHEREAS, Articles of Merger of the following corporations:
Name of Corporations TRANSCONTINENTAL THEATRES, TEXAS, INC. (not qualified in Mo.; and TRANSCONTINENTAL THEATRES, COLORADO, INC. (not qualified in Mo.; into AMERICAN MULTI-CINEMA, INC. (00130242) Organized and Existing Under Laws of Missouri, Texas, Colorado have been received, found to conform to law, and filed.

NOW, THEREFORE, I, JAMES C. KIRKPATRICK, Secretary of State of the State of Missouri, issue this Certificate of Merger, certifying that the merger of the aforenamed corporations is effected, with AMERICAN MULTI-CINEMA, INC. as the surviving corporation.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the GREAT SEAL of the State of Missouri, at the City of Jefferson, this 15th day of January, 1979.

[SEAL]	/s/ James C. Kirkpatrick
Secretary of State

RECEIVED OF: AMERICAN MULTI-CINEMA, INC.
TWENTY-FIVE AND NO/100 Dollars, $25.00
For Credit of General Revenue Fund, on Account of Amendment Fee.

No. 00130242

/s/ Dorothymae Miller
Deputy Collector of Revenue

[SEAL]

State of Missouri . . . Office of Secretary of State
JAMES C. KIRKPATRICK, Secretary of State

Amendment of Articles of Incorporation

(To be submitted in duplicate by an attorney)

HONORABLE JAMES C. KIRKPATRICK

SECRETARY OF STATE

STATE OF MISSOURI

JEFFERSON CITY, MO. 65101

Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

(1)   The name of the Corporation is American Multi-Cinema, Inc.

The name under which it was originally organized was American Royal Cinema, Inc.

(2)   An amendment to the Corporation’s Articles of Incorporation was adopted by the shareholders on July 28, 1980

(3)   Article SIX is amended to read as follows:

The number of directors to constitute the board of directors is five, Thereafter the number of directors shall be fixed by, or in the manner provided in the by-laws. Any changes in the number will be reported to the Secretary of State within thirty calendar days of such change.

FILED AND CERTIFICATE
ISSUED
OCT 1980
James C. Kirkpatrick
Corporation Dept. SECRETARY OF STATE

(If more than one article is to be amended or more space is needed attach fly sheet)

(4) Of the 1,100,000 shares issued and outstanding, 1,100,000 of such shares were entitled to vote on such amendment.

The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

Class	Number of Outstanding Shares
Common	1,100,000

(5)  The number of shares voted for and against the amendment was as follows:

Class	No. Voted For	No. Voted Against
Common	1,100,000	0

(6) If the amendment changed the number or par value of authorized shares having a par value the amount in dollars of authorized shares having a par value as changed is:

N/A

If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are:

N/A

(7) If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:

N/A

IN WITNESS WHEREOF, the undersigned, S. H. Durwood, President
President or
has executed this instrument and its
Vice President
Alan K. Benjamin, Secretary	has affixed its corporate seal hereto and
Secretary or Assistant Secretary
attested said seal on the 27th day of October, 1980

PLACE

CORPORATE SEAL

HERE

AMERICAN MULTI-CINEMA, INC.

(Name of Corporation)

ATTEST:

/s/ Alan K. Benjamin	By	/s/ S.H. Durwood
(Secretary)	(President)

STATE OF Missouri
	}	ss.
COUNTY OF Jackson

I, Donna F. McCorkendale, a notary public, do hereby certify that on this 27th day of October, 1980, personally appeared before me S. H. Durwood, who, being by me first duly sworn, declared that he is the President of American Multi-Cinema, Inc. that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

/s/ Donna F. McCorkendale
Notary Public

(NOTARIAL
     SEAL)

My commission expires September 27, 1982.

FILED AND CERTIFICATE

ISSUED

OCT 30 1980

/s/ James C. Kirkpatrick

Corporation Dept. SECRETARY OF STATE

Corp. 44

No. 00130242	STATE of MISSOURI
JAMES C. KIRKPATRICK, Secretary of State Corporation Division

Certificate of Amendment

WHEREAS, AMERICAN MULTI-CINEMA, INC. a corporation organized under The General and Business Corporation Law has delivered to me a Certificate of Amendment of its Articles of Incorporation and has in all respects complied with the requirements of law governing the amendment of Articles of Incorporation under The General and Business Corporation Law.

NOW, THEREFORE, I, JAMES C. KIRKPATRICK, Secretary of State of the State of Missouri, do hereby certify that I have filed said Certificate of Amendment as provided by law, and that the Articles of Incorporation of said corporation are amended in accordance therewith.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the GREAT SEAL of the State of Missouri, at the City of Jefferson, this 30th day of October 1980

/s/James C. Kirkpatrick
Secretary of State

RECEIVED OF: AMERICAN MULTI-CINEMA, INC.
Fifteen dollars and no/1.00 Dollars, $15.00
For Credit of General Revenue Fund, on Account of Incorporation Tax and Fee.

No. 00130242	/s/ James C. Kirkpatrick
Secretary of State

Corp. 20 6/76

STATE of MISSOURI James C. Kirkpatrick, Secretary of State Corporation Division

STATEMENT OF CHANGE IN NUMBER OF DIRECTORS

Sections 351.055(6), 351.085,1(4) and 351.315 3. RSMo.

No filing fee - File one copy

Corporate Charter No. 130242

1.	The name of the corporation is American Multi-Cinema, Inc.

The name under which it was originally organized was American Royal Cinema, Inc.

2.	Effective September 28, 1982, the number of persons constituting its board of directors was changed from five (5) to seven (7).

/s/ Alan K. Benjamin, Secretary	October 26,1982
Corporate Officer	Date

FILED
Form #61(11/77) (SEF)	Nov 01 1982
/s/ James C. Kirkpatrick
SECRETARY OF STATE

	STATE OF MISSOURI	341/751-
JAMES C. KIRKPATRICK	OFFICE OF SECRETARY OF STATE
SECRETARY OF STATE	JEFFERSON CITY 65101
November 1, 1982

Morrison, Hecker, Curtis, Kuder & Parrish

1700 Bryant Building

1102 Grand Avenue

Kansas City, Missouri 64106

Re: AMERICAN MULTI-CINEMA, INC. (#00130242)

Dear Sir:

This is to advise that on the above date we have filed for record in this office a Statement of Change in Number of Directors, which Statement changes the number of directors from five (5) to seven (7). (Pursuant to Chapter 351.055 (6) and 351.085, 2(4) RSMo.)

Very truly Yours,

JAMES C. KIRKPATRICK
Secretary of State

Amendment Desk
314/751/4609

FILED

NOV 01 1982

State of Missouri . . . Office of Secretary of State JAMES C. KIRKPATRICK, Secretary of State

Amendment of Articles of Incorporation

(To be submitted in duplicate by an attorney)

HONORABLE JAMES C. KIRKPATRICK

SECRETARY OF STATE

STATE OF MISSOURI

JEFFERSON CITY, MO. 65101

Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

(1) The present name of the Corporation is AMERICAN MULTI-CINEMA, INC.

The name under which it was originally organized was AMERICAN ROYAL CINEMA, INC.

(2) An amendment to the Corporation’s Articles of Incorporation was adopted by the shareholders on June, 20 1983.

(3) Article # THIRD is amended to read as follows:

see attached

(If more than one article is to be amended or more space is needed attach fly sheet)

(4) Of the 1,100,000 shares outstanding 1,100, 000 of such shares were entitled to vote on such amendment.

The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

Class	Number of Outstanding Shares
Common	1,100,000

(5)  The number of shares voted for and against the amendment was as follows:

Class	No. Voted For	No. Voted Against
Common	1,100,000	-0-

(6) If the amendment changed the number or par value of authorized shares having a par value the amount in dollars of authorized shares having a par value as changed is:

8,800,000 shares of par value of $.0625 per share for total authorized capital of $550,000

If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are:

N/A

(7) If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:

N/A

THIRD. The aggregate number of shares of stock which the Corporation shall have authority to issue shall be 8,800,000 shares of common stock, each of the par value of $.0625 per share.

Immediately prior to the effectiveness of this amendment the Corporation was authorized to issue 1,100,000 shares of common stock of the par value of $.50 per share, aggregating $550,000. After the effectiveness of this amendment the Corporation will be authorized to issue 8,800,000 shares of common stock of the par value of $.0625 per share, aggregating $550,000.

Immediately prior to the effectiveness of this amendment the Corporation had 1,100,000 shares of common stock of the par value of $.50 per share issued and outstanding.

Upon the effectiveness of this amendment:

(a)            Each of said 1,100,000 issued and outstanding shares of $. 50 par value common stock shall be, and hereby is, automatically reclassified as and converted into shares of common stock of the Corporation of the par value of $.0625 each, on the basis of eight shares of $.0625 par value common stock of the Corporation for each share of the Corporation’s $.50 par value common stock, aggregating 8,800,000 shares of $.50 par value common stock;

(b)            The entire stated capital in respect of all of the issued shares of $.50 par value common stock shall be, and it hereby is, transferred to the Corporation’s capital in respect of said 8,800,000 shares of $.0625 par value common stocks.

Accordingly, immediately after the effectiveness of this amendment, the Corporation will have issued and outstanding 8,800,000 shares of common stock of the par value of $.0625 each, aggregating $550,000 of stated capital.

From and after the effectiveness of this amendment, each stock certificate formerly representing shares of the Corporation’s $.50 par value common stock issued and outstanding immediately prior to the effectiveness of this amendment shall, without further action, represent shares of the Corporation’s common stock of the par value of $.0625 each, on the basis of eight shares of $.0625 par value common stock for each share of $.50 par value common stock formerly represented by such stock certificate.

No holder of any shares of the Corporation shall be entitled as such, as a matter of right, to purchase or subscribe for any shares of stock of the Corporation of any class, whether now or hereafter authorized or whether issued for cash, property or services or as a dividend or otherwise, or to purchase or subscribe for any obligations, bonds, notes, debentures, other securities or stock convertible into shares of stock of the Corporation or carrying or evidencing any right to purchase shares of stock of any class.

None of the Shareholders shall sell, assign, pledge, or otherwise transfer or encumber in any manner or by any means whatever, any interest in all or part of his, her, or its capital stock of the Corporation now owned or hereafter acquired without the prior written consent of the Corporation first obtained, nor shall any such Shareholder sell any such stock without having first offered it to others in accordance with the terms and conditions of this Article; provided, however, that if the consent required by this Paragraph is granted, the transferee shall accept such stock subject to all the restrictions, terms, and conditions herein contained.

In the event any of the Shareholders shall desire to sell any portion or all of his, her, or its capital stock of the Corporation, and shall not have received the prior written consent of the Corporation, he, she, or it may sell the same only after offering it to others in the following manner:

The Shareholder desiring to sell all or part of his, her, or its stock shall serve notice upon the Corporation and all other Shareholders by registered mail, return receipt requested, indicating that he, she, or it has a bona fide offer for the sale of such of his, her, or its stock for a price consisting only of cash, stating the number of shares to be sold, the name and address of the person desiring to purchase same and the sales price and terms of payment of such sale; said notice shall also contain an offer to sell such stock upon the terms and conditions as set forth in the aforesaid bona fide offer of sale.

For a period of thirty (30) days after the mailing of such notice the Corporation shall have the option to redeem the stock so offered.  If the Corporation fails to exercise such option the other Shareholders shall have the option to purchase such stock pro rata to their then existing holdings within thirty (30) days after the termination of the Corporation’s option to redeem.

In the event that neither the Corporation nor the other Shareholders shall exercise the option to redeem or purchase, as the case may be, as provided herein, the offering Shareholder shall be free to dispose of the shares of stock so offered to the person named in the aforesaid bona fide offer of purchase at the price and upon the terms and conditions set forth in his offer; provided, however, that such disposition must be made within ninety (90) days following the termination of the Shareholders’ option.

The manner of payment by the Corporation or the other Shareholders shall be the same as set forth in the notice from the party desiring to sell said stock, i.e., the terms set forth in said bona fide offer.

The Corporation shall cause each and every certificate of capital stock of the Corporation whether presently or hereafter issued to be endorsed as follows:

“NOTICE IS HEREBY GIVEN that the sale, assignment, transfer, pledge or other disposition of the shares of capital stock represented by this certificate are subject to certain restrictions contained in ARTICLE THIRD of the Articles of Incorporation and that the right to purchase or subscribe for any additional shares of stock of the Corporation is restricted as provided in said ARTICLE THIRD of the Articles of Incorporation.”

In addition the Corporation shall cause any certificates of capital stock issued pursuant to a certain Common Stock Purchase Warrant dated October 23, 1968, to be further endorsed with a legend as provided in Paragraph 10 of said Common Stock Purchase Warrant.

That a true copy of the Articles of Incorporation and said Purchase Warrant is and shall remain on file in the office of the President of the Corporation.

IN WITNESS WHEREOF, the undersigned, Ron D. Leslie, Vice President
President or
has executed this instrument and its
Vice President
Secretary, Alan K. Benjamin	has affixed its corporate seal hereto and
Secretary or Assistant Secretary
attested said seal on the 11th day of August, 1983

PLACE
CORPORATE SEAL
HERE
(IF NO SEAL, STATE“NONE”)

AMERICAN MULTI-CINEMA, INC.
(Name of Corporation)

ATTEST:

/s/ Alan K. Benjamin	By	/s/ Ron D. Leslie
(Secretary)		(Vice President)
Alan K. Benjamin		Ron D. Leslie

STATE OF MISSOURI	)
	)	ss.
COUNTY OF JACKSON	)

I, Donna F. McCorkendale, a notary public, do hereby certify that on this 11th day of August, 1983, personally appeared before me Ron D. Leslie, who, being by me first duly sworn, declared that he is the Vice President of American Multi-Cinema, Inc. that he signed the foregoing document as Vice President of the corporation, and that the statements therein contained are true.

/s/ Donna F. McCorkendale
Notary Public

(NOTARIAL
    SEAL)

	DONNA F McCORKENDALE	FILED AND CERTIFICATE
My commission expires	NOTORY PUBLIC STATE OF MISSOURI	ISSUED
	CLAY CO.	AUG 12 1983
MY COMMISSION EXPIRES SEPT 27, 1986

/s/ James C. Kirkpatrick
Corporation Dept. SECRETARY OF STATE

Corp. 44

No. 00130242
STATE OF MISSOURI JAMES C. KIRKPATRICK, Secretary of State Corporation Division

Certificate of Amendment

WHEREAS, AMERICAN MULTI-CINEMA, INC. a corporation organized under The General and Business Corporation Law has delivered to me a Certificate of Amendment of its Articles of Incorporation and has in all respects complied with the requirements of law governing the amendment of Articles of Incorporation under The General and Business Corporation Law,

NOW, THEREFORE, I, JAMES C. KIRKPATRICK, Secretary of State of the State of Missouri, do hereby certify that I have filed said Certificate of Amendment as provided by law, and that the Articles of Incorporation of said corporation are amended in accordance therewith.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the GREAT SEAL of the State of Missouri, at the City of Jefferson, this 12th day of August 1983.

/s/ James C. Kirkpatrick
Secretary of State

RECEIVED OF: AMERICAN MULTI-CINEMA, INC. FIFTEEN DOLLARS, $15.00

For Credit of General Revenue Fund, on Account of Incorporation Tax and Fee.

/s/ James C. Kirkpatrick
No. 00130242	Secretary of State

CORP. 20 1/82

AMERICAN MULTI CINEMA, INC.

May 18, 1984

Honorable James C. Kirkpatrick

Secretary of State

State of Missouri

Jefferson City, Missouri 65102

Re: American Multi-Cinema, Inc.

Dear Sir:

Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned corporation certifies the following:

1.             The name of the corporation is: American Multi-Cinema, Inc.

2.                                       Pursuant to action taken at a meeting of the Board of Directors the number of directors of the corporation was changed from seven (7) to eight (8).

3.                                       The meeting during which said change in the number of directors was made was held on February 14, 1984.

Very truly yours,

AMERICAN MULTI-CINEMA, INC.

By	/s/ Alan K. Benjamin
Alan K. Benjamin
AKB: jam
RECEIVED
MAY 22 1984
/s/ James C. Kirkpatrick
Corporation Dept. SECRETARY OF STATE

106 WEST 14TH STREET / KANSAS CITY, MISSOURI 64105 / 816 474-6150

STATE OF MISSOURI

JAMES C. KIRKPATRICK	OFFICE OF SECRETARY OF STATE	314/751-
SECRETARY OF STATE	JEFFERSON CITY 65101
May 22, 1984

AMERICAN MULTI CINEMA, INC.

106 West 14th Street

Kansas City, Missouri 64105

Attn: Alan K. Benjamin

Re: AMERICAN MULTI-CINEMA, INC. (#00130242)

Good morning:

This is to advise that on the above date we have filed for record in this office a Statement of Change in Number of Directors, which Statement changes the number of directors from seven (7) to eight (8). (Pursuant to Chapter 351.055(6) and 351.085, 2(4) RSMo.)

Very truly yours,

JAMES C. KIRKPATRICK Secretary of State

Amendment Desk 314/751/4609

FILED

MAY 22 1984

/s/ James C. Kirkpatrick
SECRETARY OF STATE

Ltr. # 62

STATE of MISSOURI
James C. Kirkpatrick, Secretary of State Corporation Division

STATEMENT OF CHANGE IN NUMBER OF DIRECTORS

Sections 351.055(6), 351.085,1(4) and 351.315 3. RSMo.

No filing fee - File one copy

Corporate Charter No. 00130242

1.             The name of the corporation is AMERICAN MULTI-CINEMA, INC.

The name under which it was originally organized was American Royal Cinema, Inc.

2.             Effective February 20, 1986, the number of persons constituting its board of directors was changed from eight (8) to nine (9).

/s/ Steven [ILLEGIBLE]	May 29, 1986
Corporate Officer	Date
Sr. Vice President

Form #61(11/77) (SEF)

ROY D. BLUNT	STATE OF MISSOURI
SECRETARY OF STATE	OFFICE OF SECRETARY OF STATE	314/751-4609
JEFFERSON CITY 65102

June 4, 1986

Morrison Hecker Curtis Kuder & Parrish

1700 Bryant Building

1102 Grand Avenue

Kansas City, Missouri 64106-2370

Attn: Linda L. McClure

Re:    AMERICAN MULTI-CINEMA, INC.   (#00130242)

Dear Corporation:

This is to advise that on the above date we have filed for record in this office a Statement of Change in the number of directors from eight (8) to nine (9). (Pursuant to Chapter 351.055(6) and 351.085.2(4) RSMo.)

Very truly yours,

ROY D. BLUNT
Secretary of State

Corporation Division
Amendment Desk

FILED

JUN -4 1986

/s/ Roy D. Blunt
SECRETARY OF STATE

Ltr. #62

AFFIDAVIT

STATE OF MISSOURI	)
) SS.
COUNTY OF JACKSON	)

RUTH A. SIMISON, being of lawful age and being first duly sworn upon her oath states that:

1.                She is the duly elected, qualified and acting Assistant Secretary of American Multi-Cinema, Inc., a Missouri corporation, and as such officer has custody of and access to the corporate records and seal of said corporation.

2.                On the 20th day of February, 1986, upon the written consent of all of the directors of the corporation, pursuant to the Bylaws of said corporation and the laws of the State of Missouri, Stanley H. Durwood was designated the Chairman of the Board of Directors and the Chief Executive Officer of the corporation, and the Board of Directors further agreed that any act required or permitted by the laws of the State of Missouri to be done by the president of this corporation may be done instead by Stanley H. Durwood in his capacity as Chairman of the Board.

/s/ Ruth A. Simison
Ruth A. Simison

Subscribed and sworn to before me this 29th day of May, 1986.

/s/ Barbara D. Harris
Notary Public in and for
said County and State

My Commission Expires:	FILED
BARBARA D. HARRIS
Notary Public - State of Missouri	JUN - 4 1986
Commissioned in Jackson County	/s/ Roy D. Blunt
My Commission Expires January 22, 1988	SECRETARY OF STATE

GAGE & TUCKER

2345 GRAND AVENUE POST OFFICE Box 418200

KANSAS CITY, MISSOURI 64141

(616) 474 - 6460

40 CORPORATE WOODS	FACSIMILE: (616) 471-2120 TELEX: 4-2330 (WW)	2120 L STREET, N.W.
OVERLAND PARK, KS 66210		WASHINGTON, D.C. 20037
(913) 451-6022		(203) 833-1420

October 12, 1988

Missouri Secretary of State

Corporation Division

P.O. Box 778

Jefferson City, Missouri 65102

Dear Sir:

The purpose of this letter is to notify you that American Multi-Cinema, Inc., a Missouri corporation (the “Company”), effective as of September 20, 1988, amended its Bylaws to reduce the number of directors to constitute its Board of Directors from nine to seven in accordance with Section 351.055(6) of The General and Business Corporation Law of Missouri, Article Six of the Company’s Articles of Incorporation, as amended, and Section 11 of the Company’s Bylaws, as amended. Please send evidence of your receipt of this letter to the undersigned.

Should you have any questions or need any additional information, please do not hesitate to call.

Very truly yours,

/s/ Mark A. Bluhm
Mark A. Bluhm

cc:	R. A. Simison
R. F. Beagle, Jr.
J. W. Medved

STATE OF MISSOURI

ROY D. BLUNT	OFFICE OF SECRETARY OF STATE	314/761- 4609
SECRETARY OF STATE	JEFFERSON CITY 65102
October 13, 1988

GAGE & TUCKER

2345 GRAND AVENUE

POST OFFICE BOX 418200

KANSAS CITY, MISSOURI 64141

ATTN: MARK A. BLUHN

Re: AMERICAN MULTI-CINEMA, INC. (00130242)

Dear Corporation:

This is to advise that on the above date we have filed for record in this office a Statement of Change in the number of directors from nine (9) to seven (7). (Pursuant to Chapter 351.055(6) and 351.085.2(4) RSMo.)

Very truly yours,

ROY D. BLUNT
Secretary of State

Corporation Division
Amendment Desk

FILED

OCT 13 1988
/s/ Ray D. Blunt
SECRETARY OF STATE

Ltr. #62

January 27, 1989

Secretary of State

P.O. Box 778

Jefferson City, MO 65102

Gentlemen:

Please be informed that I have resigned as president of Corporate Video Services, Inc, 25 Commerce Industrial Park, Valley Park, MO 63088. to take a job with another firm.

My last day at Corporate Video Services, Inc. is February 2, 1989.

Please remove my name from the corporate papers of Corporate Video Services, Inc.

Thank you.

/s/ Kenneth E. Bronson
Kenneth E. Bronson
826 Cumberland
Lemay, MO 63125

KEB/de

cc:  Tim  Leone

RECEIVED

FEB 01 1989

Roy. D. Blunt

SECRETARY OF STATE

FORFEITURE OF CHARTER OR		STATE of MISSOURI
AUTHORITY TO DO BUSINESS
ROY D. BLUNT
Secretary of State
CORPORATION DIVISION

Whereas, Corporation No.	00130242 AMERICAN MULTI-CINEMA, INC. % STANLEY H. DURWOOD 106 WEST 14TH STREET KANSAS CITY MO 64105 AG 0612989 89 0401 2 FS 1120989 0725968 0331

has failed to comply with the provisions of

( ) Sections 351.120 through 351.140, Revised Statutes of Missouri, requiring the annual registration by every corporation organized or licensed to do business under the laws of this state of its corporate name, registered office, registered agent, name and address of each of the officers and directors, and payment of annual registration fee;

( ) Sections 355.325-330 or 355.395, Revised Statutes of Missouri, requiring the annual registration by every general not for profit corporation organized or licensed under the laws of this state of its corporate name, registered office, registered agent, name and address of each of the officers and directors, a statement of the character of affairs which it is actually conducting, and payment of annual registration fee;

(X) Sections 147.010, 147.020, and  147.040 Revised Statutes of Missouri, as amended, which provides for the filing and payment of annual corporate franchise taxes;

( ) Sections 351.370, Revised statutes of Missouri, which provides that each corporation shall have and continuously maintain a registered agent and registered office in the State of Missouri; and

WHEREAS, the certificate or License of said corporation stands canceled under the provisions of Sections 351.525 or 355.507 of the Revised Statutes of Missouri as of   NOVEMBER 20,  1989

NOW, THEREFORE, I,  Roy D. Blunt, Secretary of State, do hereby declare the corporate rights, privileges and franchises heretofore conferred by this state upon said corporation forfeited and cancelled, subject to rescission as in these acts provided.

IN TESTIMONY WHEREOF, I hereunto set my hand and affix my seal this 20TH DAY OF NOVEMBER, 1989.

/s/ Ray D. Blunt
Secretary of State

STATE OF MISSOURI

ROY D. BLUNT, Secretary of State

CORPORATION DIVISION

Application for Rescinding: Forfeiture

HONORABLE ROY D. BLUNT
 SECRETARY OF STATE
STATE OF MISSOURI
P.O. BOX 778
JEFFERSON CITY, MO. 65102

WHEREAS, the charter of AMERICAN MULTI - CINEMA, INC., a corporation organized or qualified under the laws of Missouri on the 25th day of JULY 1968 was forfeited on-the 20TH NOVEMBER, day of 1989  under the provisions of the General Business Laws of Missouri, the undersigned, the last VICE-PRESIDENT (President, Vice President, Secretary of Treasurer), hereby requests that such forfeiture be rescinded and herewith submits the following affidavit, a fee of $ 50.00, (minimum) and such reports or documentation as may be required by the office of the Secretary of State to rescind the forfeiture pursuant to Section 351.540 RSMo.

AFFIDAVIT

FILED
STATE OF MISSOURI	) ss	MAR 9 1990
COUNTY OF JACKSON	)	Ray D. Blunt
SECRETARY OF STATE

RICHARD L. OBERT, on his oath, first being duly sworn, states that he is the last VICE - PRESIDENT (President, Vice President Secretary, or Treasurer of AMERICAN MULTI - CINEMA, INC. a MISSOURI corporation; that he is acting as one of and on behalf of the statutory trustees, that the trustees have caused the correction of the condition or conditions giving rise to the forfeiture; that said corporation has not evaded or attempted to evade service of process issued from any court of this State; that it has not attempted to conceal from the general public the location of its principal place of business in this State, nor the address of its President or Secretary, so that the ordinary process of law could not be served upon it: that it has paid to the Missouri Department of Revenue all state taxes which it may owe.

/s/ RICHARD L. OBERT
(The last President Vice - President Secretary or Treasurer)
RICHARD L. OBERT

Subscribed and sworn to before me this 8th day of MARCH 1990.

My Commission expires	BARBARA D. HARRIS
Notary Public-State of Missouri
Commissioned in Jackson County
My Commission Expires Jan. 22, 1992

/s/ Barbara D. Harris

(Place Notarial Seal Here)

MISSOURI DEPARTMENT OF REVENUE
POST OFFICE BOX 311
JEFFERSON CITY
JOHN ASHCROFT	65I05-0311	DUANE BENTON
GOVERNOR	(314) 751-9268	DIRECTOR

March 6, 1990

American Multi-Cinema, Inc.
106 W. 14th Street
Kansas City, MO 64105

RE:                              Reinstatement of Corporation Rights of:
American Multi-Cinema, Inc.
Corporation No.: 130242
D/B/A:
under Section 351.540, RSMo.

Dear Sir/Madam:

Pursuant to the taxpayer’s request, a review of the records of the above-named taxpayer has been made. The summary review indicates no delinquency at this time with respect to any Missouri state-taxes.

The taxpayer is advised that this letter is not to be construed as limiting the authority of the Director of Revenue to conduct audits or reviews of the taxpayer’s records as provided by law and pursue collection of liabilities arising from these audits or review.

Also, please be advised that this letter does not constitute reinstatement of corporation status or rights. To be reinstated, this letter must be presented to the Missouri Secretary of State, along with the required affidavit and any other information requested by the Office of the Secretary of State.

THIS LETTER REMAINS VALID FOR THIRTY (30) DAYS FROM ISSUANCE DATE.

Very truly yours,

/s/ Duane Benton
Director of Revenue

DB:SJL:cb

No. #00130242

STATE OF MISSOURI

ROY D. BLUNT, Secretary of State

CORPORATION DIVISION

Certificate of Rescission of Forfeiture

I, ROY D. BLUNT, Secretary of State of the State of Missouri, hereby certify that forfeiture of charter/license entered against AMERICAN MULTI-CINEMA. INC. on the 20th day of November, 1989, as provided in the General and Business Corporation Law was this day rescinded, and said corporation was on the date hereof restored to good standing on the records of this office.

IN TESTIMONY WHEREOF, I hereunto set my hand and affix the GREAT SEAL of the State of Missouri. Done at the City of Jefferson, this 9th day of March, 1990.

/s/ Roy D. Blunt
Secretary of State

CERTIFICATE OF SECRETARY
OF
AMERICAN MULTI-CINEMA, INC.

The undersigned, Nancy L. Gallagher, hereby certifies:

1.             that she is the duly elected and acting Secretary  of  American  Multi-Cinema,  Inc.,  a Missouri corporation, and is in charge of the minute books and the corporate records of said corporation,

2.             that attached hereto as Exhibit A is a true and correct copy of a Statement of Unanimous Consent to Action taken by the Board of Directors of American Multi-Cinema, Inc., effective as of November 12, 1992, and

3.             that such Statement of Unanimous Consent to Action has not been amended or revoked and remains in full force and effect.

IN WITNESS WHEREOF, the undersigned has executed this certificate on this 11th day of December, 1992.

/s/ Nancy L. Gallagher,
[SEAL]	Nancy L. Gallagher, Secretary

CERTIFICATE OF SECRETARY
OF
AMERICAN MULTI-CINEMA, INC.

The undersigned, Nancy L. Gallagher, hereby certifies:

1.             that she is the duly elected and acting Secretary  of  American Multi-Cinema,  Inc.,  a Missouri corporation, and is in charge of the minute books and the corporate records of said corporation,

2.             that attached hereto as Exhibit A is a true and correct copy of a Statement of Unanimous Consent to Action taken by the Board of Directors of American Multi-Cinema, Inc., effective as of November 12, 1992, and

3.             that such Statement of Unanimous Consent to Action has not been amended or revoked and remains in full force and effect.

IN WITNESS WHEREOF, the undersigned has executed this certificate on this 11th day of December, 1992.

/s/ Nancy L. Gallagher
[SEAL]	Nancy L. Gallagher, Secretary

EXHIBIT A

1.               The Bylaws of the corporation are hereby amended by the deletion of Section 11 in its entirety and the substitution of the following therefor:

“11. Number of Directors.

The number of directors to constitute the board of directors shall be six (6). Hereafter, the number of directors to constitute the board of directors shall be determined by the shareholders of the corporation at each annual meeting of the shareholders, except that the shareholders may create new directorships at any special meeting. If the number of directors is not determined at any annual meeting, the number of directors shall remain the same as it was immediately preceding such meeting. Any change in the number of directors shall be reported to the Secretary of State of Missouri within 30 calendar days of such change. Directors need not be shareholders unless the Articles of Incorporation so require.”

STATE OF MISSOURI
ROY D. BLUNT	OFFICE OF SECRETARY OF STATE
SECRETARY OF STATE	JEFFERSON CITY 65102	314/751- 4609

DECEMBER 14, 1992

AMERICAN MULTI-CINEMA, INC.

NANCY L. GALLAGHER

106 WEST 14TH ST. SUITE 1700

KANSAS CITY, MO 64141-6615

Re:  AMERICAN MULTI-CINEMA, INC. #130242

Dear Corporation:

This is to advise that on the above date we have filed for record in this office a Statement of Change in the number of directors from 7(seven) to  6. (six) (Pursuant to Chapter 351.055(6) and 351.085.2(4) RSMo.)

Very truly yours,

ROY D. BLUNT
Secretary of State

Corporation Division
Amendment Desk

FILED
DEC 14 1992
Ltr. #62	Roy D. Blunt
SECRETARY OF STATE

FILED AND CERTIFICATE
ISSUED
MAR 31 1994

/s/ Judith K. Moriarty
SECRETARY OF STATE

ARTICLES OF MERGER

Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned, American Multi-Cinema, Inc., a Missouri corporation (“AMC”), Cinema Enterprises, Inc., a Missouri corporation (“CENI”), and Cinema Enterprises II, Inc., a Missouri corporation (“CENI II”), each certifies as follows:

1.             AMC, pursuant to Section 351.447 of The General and Business Corporation Law of Missouri, has adopted a Plan and Agreement of Liquidation and Merger (the “Plan”), a copy of which is attached hereto and incorporated herein by this reference, pursuant to which each of CENI and CENI II shall be merged into and with AMC.

2.             On March 29, 1994, the Board of Directors of AMC at a meeting duly held, adopted the following resolutions approving the Plan and Agreement of Liquidation and Merger:

WHEREAS, it is in the best interests of this corporation to enter into a Plan and Agreement of Liquidation and Merger with Cinema Enterprises, Inc. (“CENI”), a Missouri corporation, and Cinema Enterprises II, Inc. (“CENI II”), a Missouri corporation, pursuant to which each of CENI and CENI II will be merged into and with this corporation;

NOW, THEREFORE, BE IT RESOLVED, that the Plan and Agreement of Liquidation and Merger (hereinafter the “Plan”) dated this date between this corporation and each of CENI and CENI II, a copy of which is attached hereto and incorporated herein by this reference, be, and it hereby is, adopted and approved in all respects as and for a binding obligation of this corporation; and

FURTHER RESOLVED, that the Chairman, the President or any Senior Vice President of this corporation be, and each of such officers hereby is, authorized and directed in the name and on behalf of this corporation, and under its corporate seal attested by its Secretary or any Assistant Secretary, to execute, seal, verify, acknowledge and deliver the Plan substantially in the form attached hereto, with such changes therefrom, if any, as the officer executing the same may approve, such approval to be conclusively evidenced by the signature of such officer; and

FURTHER RESOLVED, that the Chairman, the President or any Senior Vice President of this corporation be, and each of such officers hereby is, authorized and directed in the name and on behalf of this corporation to cause a document entitled “Articles of Merger” to be prepared, executed, acknowledged and filed with the Missouri Secretary of State in accordance with the provisions of The General and Business Corporation Law of Missouri and to take such other action, including the making of one or more filings with the appropriate government agencies or offices of other states in which this corporation, CENI or CENI II is qualified to transact business, as may be necessary or appropriate to cause the merger to be effective in Missouri and such other states; and

FURTHER RESOLVED, that the officers of this corporation be, and they hereby are, authorized and directed, in the name and on behalf of this corporation and under its corporate seal, to execute and deliver all such further agreements, certificates and other instruments and to take all such further action as any such officer may consider necessary or appropriate in order to effect the merger of each of CENI and CENI II into this corporation in accordance with the terms, conditions and provisions of the Plan and to carry out the purpose and intent of these resolutions.

3.     AMC owns all of the outstanding shares of the sole class of stock of each of CENI and CENI II. AMC shall maintain its ownership of at least 90% of the outstanding shares of each class of stock of each of CENI and CENI II until the issuance of a Certificate of Merger by the Missouri Secretary of State.

2

IN WITNESS WHEREOF, these Articles of Merger have been executed on behalf of American Multi-Cinema, Inc. by Edward D. Durwood, President of the corporation, on behalf of Cinema Enterprises, Inc. by Edward D. Durwood, President of the corporation, and on behalf of Cinema Enterprises II, Inc. by Edward D. Durwood, President of the corporation, and the corporate seal of each such corporation has been affixed hereto and attested to by the Secretary of the respective corporation on March 29, 1994.

AMERICAN MULTI-CINEMA, INC.

By:	/s/ Edward D. Durwood
Edward D. Durwood, President

(SEAL)

ATTEST

/s/ Nancy L. Gallagher
Nancy L. Gallagher, Secretary

STATE OF MISSOURI	)
) ss.
COUNTY OF JACKSON	)

I, the undersigned, a notary public, do hereby certify that on the 29th day of March, 1994, personally appeared before me Edward D. Durwood, who, being by me first duly sworn, declared that he is the President of American Multi-Cinema, Inc., a Missouri corporation, that he signed the foregoing document as President of said corporation, and that the statements contained therein are true.

In witness whereof, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Susan Diane Slusher
Notary Public in and for said County and State

My Commission expires:

May 10, 1996

SUSAN DIANE SLUSHER
NOTARY PUBLIC STATE OF MISSOURI
CLINTON COUNTY
MY COMMISSION EXP. MAY 10, 1996

3

CINEMA ENTERPRISES, INC.

By:	/s/ Edward D. Durwood
Edward D. Durwood, President

(SEAL)

ATTEST

/s/ Nancy L. Gallagher
Nancy L. Gallagher, Secretary

STATE OF MISSOURI	)
) ss.
COUNTY OF JACKSON	)

I, the undersigned, a notary public, do hereby certify that on the 29th day of March, 1994, personally appeared before me Edward D. Durwood, who, being by me first duly sworn, declared that he is the President of Cinema Enterprises, Inc., a Missouri corporation, that he signed the foregoing document as President of said corporation, and that the statements contained therein are true.

In witness whereof, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Susan Diane Slusher
Notary Public in and for said County and State

My commission expires:

May 10, 1996

SUSAN DIANE SLUSHER
NOTARY PUBLIC STATE OF MISSOURI
CLINTON COUNTY
MY COMMISSION EXP. MAY 10, 1996

4

CINEMA ENTERPRISES II, INC.

By:	/s/ Edward D. Durwood
Edward D. Durwood, President

(SEAL)

ATTEST

/s/ Nancy L. Gallagher
Nancy L. Gallagher, Secretary

STATE OF MISSOURI	)
) ss.
COUNTY OF JACKSON	)

I, the undersigned, a notary public, do hereby certify that on the 29th day of March, 1994, personally appeared before me Edward D. Durwood, who, being by me first duly sworn, declared that he is the President of Cinema Enterprises II, Inc., a Missouri corporation, that he signed the foregoing document as President of said corporation, and that the statements contained therein are true.

In witness whereof, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Susan Diane Slusher
Notary Public in and for said County and State

My Commission expires:

May 10, 1996

SUSAN DIANE SLUSHER
NOTARY PUBLIC STATE OF MISSOURI
CLINTON COUNTY
MY COMMISSION EXP. MAY 10, 1996

5

PLAN AND AGREEMENT OF LIQUIDATION AND MERGER

This Plan and Agreement of Liquidation and Merger (the “Plan”) is made on March 29, 1994, by American Multi-Cinema, Inc., a Missouri corporation (“AMC”), Cinema Enterprises, Inc. a Missouri corporation (“CENI”) and Cinema Enterprises II, Inc., a Missouri corporation (“CENI II”). On the Effective Date (as defined in paragraph 4 below), AMC shall own all of the shares of the sole class of stock of each of CENI and CENI II. It is intended that the merger contemplated by the Plan shall constitute a liquidation of each of CENI and CENI II in which no taxable gain or loss is recognized pursuant to Section 332 of the Internal Revenue Code of 1986, as amended. The terms and conditions of the Plan are as follows.

1.             Names of Corporations. The names of the corporations proposing to merge are:

American Multi-Cinema, Inc.

Cinema Enterprises, Inc.

and

Cinema Enterprises II, Inc.

2.             Merger. On the Effective Date AMC, CENI and CENI II shall merge into a single corporation by CENI and CENI II merging into AMC.

3.             Name of Surviving Corporation. The name of American Multi-Cinema, Inc., which is to be the surviving corporation, shall not be changed as a result of the merger.

4.             Effective Date. The merger shall be effected at the close of business on March 31, 1994 (the “Effective Date”).

5.             Effect of Merger. (a) On the Effective Date, the separate existence of each of CENI and CENI II shall cease, except to the extent that its separate existence may be continued by law. Upon the cessation of existence of CENI and CENI II, AMC will be the sole general partner of Exhibition Enterprises Partnership,  a New York general partnership (“EEP”), of which each of CENI and CENI II, prior to the effectiveness of the merger, owned a 50% general partnership interest, and EEP will cease to exist by operation of law. The existence of AMC shall continue unaffected and unimpaired by the merger, and AMC shall after the Effective Date have all of the rights, privileges, immunities and powers, and shall be subject to all of the duties and liabilities, of a corporation organized under The General and Business Corporation Law of Missouri.

(b)           On the Effective Date, AMC shall have and thereafter possess all the rights, privileges, immunities, powers and franchises, of a public as well as of a private nature, of each of CENI, CENI II and EEP, and all property, real, personal and mixed, and all debts due on whatever account and all other choses in action, and every other interest of or belonging to or due to any of CENI, CENI II and EEP shall be taken and deemed to be transferred to and vested or remain in AMC without further act or deed (and the title to any real estate, or any interest therein, vested in any of the merging corporations shall not revert or be in any way impaired by reason of the merger).

(c)           Upon the Effective Date and thereafter, AMC shall be responsible and liable for all the liabilities and obligations of each of CENI, CENI II and EEP, and any claim existing or action or proceeding pending by or against any of such entities may be prosecuted to judgment as if such merger had not taken place or, in the case of CENI, CENI II or EEP, AMC may be substituted in its place. Neither the rights of creditors nor any liens upon the property of any of the merging corporations or EEP shall be impaired by the merger.

(d)           The respective officers of CENI, CENI II and EEP and the board of managers of EEP are hereby authorized to execute all deeds, assignments and other documents which may be necessary to effect the full and complete transfer of the properties of such corporations and general partnership to AMC. The officers of AMC are hereby authorized to execute and deliver any and all documents which may be required of it in order for it to assume or otherwise comply with any liability or obligation of CENI, CENI II or EEP. If at any time AMC shall determine that any further documents are necessary or desirable to vest in it, according to the terms hereof, the title to any property, rights, privileges, immunities, powers or franchises of CENI, CENI II or EEP, then the officers of such entities and the board of managers of EEP shall execute and deliver all such documents and do all things necessary to vest in and confirm to AMC title and possession to all such property,  rights,  privileges,  immunities,  powers  and franchises, and to otherwise carry out the purposes of this Plan.

6.             Cancellation of Shares. (a) The manner and basis of cancelling the shares of stock of each of the merging corporations shall be as follows:

2

(i)            On the Effective Date, each share of the authorized 6 1/4¢ par value common stock of AMC, whether or not issued and outstanding, shall continue to be one share of the 6 1/4¢ par value common stock of AMC.

(ii)           On the Effective Date, each of the 1,000 shares of the $1.00 par value common stock of CENI which are issued and outstanding (whether or not such shares are in all respects validly issued) and owned of record by AMC shall be cancelled.

(iii)          On the Effective Date, each of the 1,000 shares of the $1.00 par value common stock of CENI II which are issued and outstanding (whether or not such shares are in all respects validly issued) and owned of record by AMC shall be cancelled.

7.             Articles of Incorporation; By laws; Directors; Officers. The Articles of Incorporation and Bylaws of AMC shall not be changed by or as a result of the merger. The directors and officers of AMC prior to the merger shall continue in such offices after the merger.

8.             Further Action. Each of the merging corporations shall take all actions and do all things necessary, proper, or advisable under the laws of the State of Missouri to consummate and make effective the merger contemplated herein.

3

IN WITNESS WHEREOF, this Plan and Agreement of Liquidation and Merger has been signed on behalf of American Multi-Cinema, Inc. by Edward D. Durwood, its President, on behalf of Cinema Enterprises, Inc. by Edward D. Durwood, its President, and on behalf of Cinema Enterprises II, Inc. by Edward D. Durwood, its President, and the corporate seal of each corporation has been affixed hereto and attested to by the Secretary of each corporation, respectively, on the date first above written.

AMERICAN MULTI-CINEMA, INC.

	By:	/s/ Edward D. Durwood
Edward D. Durwood, President

(SEAL)

ATTEST

/s/ Nancy L. Gallagher
Nancy L. Gallagher, Secretary

CINEMA ENTERPRISES, INC.

	By:	/s/ Edward D. Durwood
Edward D. Durwood, President

(SEAL)

ATTEST

/s/ Nancy L Gallagher
Nancy L Gallagher, Secretary

CINEMA ENTERPRISES II, INC.

	By:	/s/ Edward D. Durwood
Edward D. Durwood, President

(SEAL)

ATTEST

/s/ Nancy L. Gallagher
Nancy L. Gallagher, Secretary

4

No. #00130242

STATE OF MISSOURI

Judith K. Moriarty, Secretary of State

Corporation Division

Certificate of Merger —
Missouri Corporation Surviving

WHEREAS, Articles of Merger of the following corporations:

Name of Corporations	CINEMA ENTERPRISES. INC. (#00349197)
CINEMA ENTERPRISES II. INC. (#00379833)
INTO:	AMERICAN MULTI-CINEMA, INC. (#00130242)

Organized and Existing Under Laws of Missouri have been received, found to conform to law, and filed.

NOW, THEREFORE, I, JUDITH K. MORIARTY, Secretary of State of the State of Missouri, issue this Certificate of Merger, certifying that the merger of the aforenamed corporations is effected, with AMERICAN MULTI-CINEMA, INC. (#00130242) as the surviving corporation.

IN TESTIMONY WHEREOF, I hereunto set my hand and affix
the GREAT SEAL of the State of Missouri. Done at the city of
Jefferson, this 31st day of March 1994.

/s/ JUDITH K. MORIARTY
Secretary of State

Fee $30.00

CERTIFICATE OF AMENDMENT	FILED AND CERTIFICATE
OF	ISSUED
ARTICLES OF INCORPORATION	JAN 05 1995
OF
AMERICAN MULTI-CINEMA, INC.

/s/ Rebecca McDowell Cook
Rebecca McDowell Cook
SECRETARY OF STATE

Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned corporation certifies as follows:

1.             The name of the corporation is:

American Multi-Cinema, Inc.

The name under which the corporation was originally organized was:

American Royal Cinema, Inc.

2.             On December 29, 1994, the shareholders of the corporation adopted an amendment to the corporation’s Articles of Incorporation.

3.             ARTICLE THIRD of the corporation’s Articles of Incorporation was amended so that, as amended, such ARTICLE THIRD shall be and read in its entirety as set forth on Exhibit A attached hereto and incorporated herein by this reference.

4.             Of the 8,800,000 outstanding shares of the corporation’s stock, all shares were entitled to vote on the amendment.

5.             All shares of the corporation’s stock voted for the amendment and no shares voted against the amendment.

IN WITNESS WHEREOF, the undersigned S.H. Durwood, CHAIRMAN & CEO of the corporation, and Nancy L. Gallagher, Secretary of the corporation, have executed this instrument on behalf of the corporation and the Secretary of the corporation has affixed its corporate seal hereto and attested said seal on the 29th day of December, 1994.

AMERICAN MULTI-CINEMA, INC.

By:	/s/ S. H. DURWOOD
	Name:	S. H. DURWOOD
	Title:	CHAIRMAN & CEO

By:	/s/ Nancy L. Gallagher
Nancy L. Gallagher, Secretary

(SEAL)

RECEIVED

JAN 05 1995

/s/ Rebecca McDowell Cook
Rebecca McDowell Cook

STATE OF MISSOURI	)
) ss.
COUNTY OF JACKSON	)

I, the undersigned, a notary public, do hereby certify that on the 29th day of December, 1994, personally appeared before me S. H. Durwood, who, being by me first duly sworn, declared that he/she is the Chairman & CEO of American Multi-Cinema, Inc., a Missouri corporation, that he/she signed the foregoing document as Chairman & CEO of said corporation, and that the statements contained therein are true.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year above written.

/s/ Betty Sue Wiggins
Notary Public in and for said
County and State

My Commission Expires:

BETTY SUE WIGGINS
NOTARY PUBLIC-STATE OF MISSOURI
JACKSON COUNTY
MY COMMISSION EXPIRES OCT 12 [ILLEGIBLE]

2

EXHIBIT A

THIRD. The aggregate number of shares of stock that the Corporation shall have authority to issue shall be 12,800,000 shares, consisting of 8,800,000 shares of common stock, $.0625 par value per share, and 4,000,000 shares of preferred stock, $.0625 par value per share.

No holder of any shares of the Corporation shall be entitled as such, as a matter of right, to purchase or subscribe for any shares of stock of the Corporation of any class, whether now or hereafter authorized or whether issued for cash, property or services or as a dividend or otherwise, or to purchase or subscribe for any obligations, bonds, notes, debentures, other securities or stock convertible into shares of stock of the Corporation or carrying or evidencing any right to purchase shares of stock of any class.

Each share of the $1.75 Cumulative Preferred Stock shall rank equally in all respects and shall be subject to the following provisions:

Section 1.              Designation; Rank. This series of preferred stock shall be designated $1.75 Cumulative Preferred Stock, par value $.0625 per share (the “Preferred”). The Preferred will rank, with respect to dividend rights and rights on liquidation, winding up and dissolution, (a) senior to all classes of common stock of the Corporation (including, without limitation, the Common Stock) and each other class of capital stock or series of preferred stock established after the offering of the Preferred by the Board of Directors that does not expressly provide that it ranks senior to or on a parity with the Preferred as to dividend rights and rights on liquidation, winding up and dissolution (collectively referred to with the common stock of the Corporation as “Junior Securities”), (b) on a parity with each other class of capital stock or series of preferred stock issued by the Corporation established after the offering of the Preferred by the Board of Directors that expressly provides that such series will rank on a parity with the Preferred as to dividend rights and rights on liquidation, winding up and dissolution (collectively referred to as “Parity Securities”) and (c) junior to each other class of capital stock or series of preferred stock established after the offering of the Preferred by the Board of Directors that expressly provides that such series will rank senior to the Preferred as to dividend rights and rights on liquidation, winding up and dissolution (collectively referred to as “Senior Securities”).

Section 2.              Authorized Number. The number of shares constituting the Preferred shall be 4,000,000 shares.

Section 3.              Dividends. Holders of shares of the Preferred will be entitled to receive, when, as and if declared by the Board of Directors out of funds of the Corporation legally available for payment, cash dividends at an annual rate of $1.75 per share of Preferred, payable in arrears on March 15, June 15, September 15 and December 15 of each year, commencing March 15, 1995 (and, in the case of any accrued but unpaid dividends, at such additional times and for such interim periods, if any, as determined by the Board of Directors), except that if any such date is a Saturday, Sunday or legal holiday, then such dividend shall be payable on the next day that is not a Saturday, Sunday or legal holiday. Each dividend will be payable to holders of record as they appear in the stock register of the Corporation on a record date fixed by the Board of Directors, which shall be not more than 60 days nor less than 10 days before the payment date. Dividends payable on the Preferred for each full dividend period will be computed by annualizing the dividend rate and dividing by four. Dividends payable for any period less than a full dividend period or for that portion of any period greater than a full dividend period will be computed on the basis of a 360-day year consisting of twelve 30-day months. The Preferred will not be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends. No interest, or sum of money in lieu of interest, will be payable in respect of any accrued and unpaid dividends.

No full dividends may be declared or paid or funds set apart for the payment of dividends on any Parity Securities for any period unless full cumulative dividends shall have been paid or set apart for such payment on the Preferred. If full cumulative dividends are not paid in full, or declared in full and sums set apart for the payment thereof, upon the Preferred and upon any other Parity Securities, all dividends declared upon shares of Preferred and any such Parity Securities will be declared and paid pro rata so that in all cases the amount of dividends declared per share on the Preferred and on such other Parity Securities will bear to each other the same ratio that accrued and unpaid dividends per share on the shares of Preferred and such other Parity Securities bear to each other. No dividends may be paid or set apart for such payment on Junior Securities (except rights to acquire Junior Securities) and no Junior Securities may be repurchased, redeemed or otherwise retired, no may funds be set apart for payment with respect thereto, if full dividends have not been paid on the Preferred. Accumulated unpaid dividends will not bear interest.

Section 4.              Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, before any payment or distribution of assets is made on any Junior Securities, including, without limitation, the Common Stock of the Corporation, but after payment or provision for payment of the Company’s debts and other liabilities, the holders of the Preferred shall receive a liquidation preference of $25.00 per share and shall be entitled to receive all accrued and unpaid dividends through the date of distribution, and the holder of any Parity Securities shall be entitled to receive the full respective liquidation preferences (including any premium) to which they are entitled and shall receive all accrued and unpaid dividends with respect to their respective shares through and including the date of distribution. If, upon such a voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets of the Corporation are insufficient to pay in full the amounts described above as payable with respect to the Preferred and any Parity Securities, the holders of the Preferred and such Parity Securities will share ratably in any such distribution of assets of the Corporation, first in proportion to their respective liquidation preferences, until such preferences are paid in full, and then in proportion to their respective amounts of accrued but unpaid dividends. After payment of any such liquidation preference and accrued dividends, the shares of Preferred will not be entitled to any further participation in any distribution of assets by the Corporation. Neither the sale or transfer of all or substantially all the assets of the Corporation, nor the merger or consolidation of the Corporation into or with any other corporation or a merger of any other corporation with or into the Corporation, nor any dissolution, liquidation, winding up or reorganization of the Corporation immediately followed by reincorporation of another corporation holding substantially all the assets of the Corporation, will be deemed to be a liquidation, dissolution or winding up of the Corporation.

Section 5.              Optional Redemption.

(a)           Shares of Preferred may not be redeemed by the Corporation on or prior to March 15, 1997. After March 15, 1997, the Corporation, at its option, may redeem the shares of Preferred, in whole or in part, out of funds legally available therefor, at any time or from time to time, subject to the notice provisions and provisions for partial redemption described below, during the twelve-month periods beginning immediately after March 15 in each of the following years at the following redemption prices per share (expressed as a percentage of the $25.00 liquidation preference thereof) plus accrued and unpaid dividends, if any, up to but excluding the date fixed for redemption (the “Redemption Date”), whether or not declared (the “Redemption Price”):

3

Year	Redemption Price
1997	104%
1998	103
1999	102
2000	101
2001 and thereafter	100

(b)           In the event the Corporation shall redeem shares of Preferred, notice of such redemption shall be given by first class mail, postage prepaid, not less than 30 days nor more than 60 days prior to the Redemption Date, to each holder of record of the shares of Preferred to be redeemed, at such holder’s address as the same appears in the stock register of the Corporation. Each such notice shall state (i) the Redemption Date, (ii) the number of shares of Preferred to be redeemed and, if less than all the shares held by such holder is to be redeemed, the number of such shares to be redeemed from such holder, (iii) The Redemption Price, (iv) the place or places where certificates for such shares of Preferred are to be surrendered for payment of the Redemption Price, and (v) that dividends on the shares of Preferred to be redeemed shall cease to accrue on such Redemption Date. In order to facilitate the redemption of the Preferred, the Board of Directors may fix a record date for determination of holders of shares of Preferred to be redeemed, which shall not be less than 30 days nor more than 60 days prior to the Redemption Date with respect thereto. If, on the Redemption Date, funds necessary for the redemption shall be available therefor, and shall have been irrevocably deposited or set aside, then, notwithstanding that the certificates evidencing any shares of Preferred so called for redemption shall not have been surrendered (unless the Corporation defaults in making payment of the Redemption Price), the dividends with respect to the shares so called for redemption shall cease to accrue after the Redemption Date, such shares shall no longer be deemed outstanding, all rights of the holders of such shares as stockholders of the Corporation shall cease, and all rights whatsoever with respect to the shares so called for redemption (except the right of the holders to receive the Redemption Price without interest upon surrender of their certificates therefor) shall terminate.

Upon surrender in accordance with said notice of the certificates for any such shares of Preferred so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the applicable Redemption Price. If fewer than all of the outstanding shares of Preferred are to be redeemed, the shares to be redeemed shall be selected by the Corporation from outstanding shares of Preferred not previously called for redemption by lot or pro rata. If fewer than all the shares of Preferred represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

In the event that the Corporation has failed to pay accrued and unpaid dividends on the Preferred, the Preferred may not be redeemed unless all outstanding shares of Preferred are simultaneously redeemed or the outstanding shares of the Preferred are redeemed on a pro rata basis.

Section 6.              Voting Rights.

Except as otherwise provided herein or as may be required by Missouri law or provided by the resolution creating any other series of preferred stock, the holders of shares of Preferred will have no voting rights.

Sections 8.            Status of Reacquired Shares. If shares of the Preferred are redeemed pursuant to Section 5 hereof, the shares so redeemed shall, upon compliance with any statutory requirements, assume the status of authorized but unissued shares of preferred stock of the Corporation.

3

Section 9.              Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or when sent by telex or telecopier (with receipt confirmed), provided a copy is also sent by express (overnight, if possible) courier, addressed, (a) in the case of a holder of the Preferred, to such holder’s address of record and, (b) in the case of the Corporation, to the Company’s principal executive offices to the attention of the Company’s Secretary.

4

No. 00130242

STATE OF MISSOURI

Richard A. Hanson
DEPUTY

SECRETARY OF STATE

CORPORATION DIVISION

CERTIFICATE OF AMENDMENT

WHEREAS,

AMERICAN MULTI-CINEMA, INC.

A CORPORATION ORGANIZED UNDER THE GENERAL AND BUSINESS CORPORATION LAW HAS DELIVERED TO ME A CERTIFICATE OF AMENDMENT OF ITS ARTICLES OF INCORPORATION AND HAS IN ALL RESPECTS COMPLIED WITH THE REQUIREMENTS OF LAW GOVERNING THE AMENDMENT OF ARTICLES OF INCORPORATION UNDER THE GENERAL BUSINESS CORPORATION LAW, AND THAT THE ARTICLES OF INCORPORATION OF SAID CORPORATION ARE AMENDED IN ACCORDANCE THEREWITH.

IN TESTIMONY WHEREOF, I HAVE SET MY HAND AND IMPRINTED THE GREAT SEAL OF THE STATE OF MISSOURI, ON THIS [ILLEGIBLE] 5TH DAY OF JANUARY, 1995.
/s/ Richard A. Hanson
Deputy Secretary of State

$150.00

[ILLEGIBLE]

AMERICAN MULTI-CINEMA, INC.

October 30, 1995

Missouri Secretary of State
Corporations Division
P.O. Box 778
Jefferson City, MO 65102

RE:                              American Multi-Cinema, Inc. (#00130242)

Dear Sir or Madam:

Effective September 25, 1995, the number of persons constituting American Multi-Cinema, Inc.’s (#00130242) Board of Directors was changed from six (6) to five (5). Please send an acknowledgement of this change to the attention of the undersigned at the following address:

Nancy L. Gallagher
American Multi-Cinema, Inc.
106 W. 14th Street, Suite 1700
Kansas City, MO 64105

Thank you for your assistance in this matter.

Very truly yours,	RECEIVED

/s/ Nancy L. Gallagher	NOV 01 1995
Nancy L. Gallagher
Corporate Secretary	/s/ Rebecca McDowell Cook
SECRETARY OF STATE

106 WEST 14TH STREET, SUITE 1700, BOX 419615, KANSAS CITY, MO 64141-6615
TELEPHONE (816) 221-4000    FACSIMILE (816) 480-4617

STATE OF MISSOURI
OFFICE OF SECRETARY OF STATE
JEFFERSON CITY 65102

November 1, 1995

Re:  AMERICAN MULTI-CINEMA, INC. (00130242)

Dear Corporation:

This is to advise that on the above date we have filed for record in this office a Statement of Change in the number of directors from  six (6) to five (5). (Pursuant to Chapter 351.055(6) and 351.085.2(4) RSMo.)

Very truly yours,

REBECCA M. COOK
Secretary of State

Corporation Division
Amendment Desk

Ltr. #62	FILED

NOV 01 1995

/s/ Rebecca McDowell Cook
SECRETARY OF STATE

FILED AND CERTIFICATE

ARTICLES OF MERGER	ISSUED

MAR 28 1996

/s/ Rebecca McDowell Cook
SECRETARY OF STATE

Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned, American Multi-Cinema, Inc., a Missouri corporation (“AMC”), and Conservco, Inc., a Missouri corporation, (“Conservco”), each certifies as follows:

1.             AMC, pursuant to Section 351.447 of The General and Business Corporation Law of Missouri, has adopted a Plan and Agreement of Liquidation and Merger (the “Plan”), a copy of which is attached hereto and incorporated herein by this reference, pursuant to which Conservco shall be merged into and with AMC.

2.             On March 25, 1996, the Board of Directors of AMC, by statement of unanimous consent to action, adopted the following resolutions approving the Plan and Agreement of Liquidation and Merger:

WHEREAS, it is in the best interests of this corporation to enter into a Plan and Agreement of Liquidation and Merger with Conservco, Inc. (“Conservco”), a Missouri corporation, pursuant to which Conservco will be merged into and with this corporation;

NOW, THEREFORE, BE IT RESOLVED, that the Plan and Agreement of Liquidation and Merger (the “Plan”) dated this date between this corporation and Conservco, a copy of which is attached hereto and incorporated herein by this reference, be, and it hereby is, adopted and approved in all respects as and for a binding obligation of this corporation; and

FURTHER RESOLVED, that the Chairman and President, or any Executive Vice President of this corporation be, and each of such officers hereby is, authorized and directed in the name of and on behalf of this corporation, and under its corporate seal attested by its Secretary or any Assistant Secretary, to execute, seal, verify, acknowledge and deliver the Plan substantially in the form attached hereto, with such changes therefrom, if any, as the officer executing the same may approve, such approval to be conclusively evidenced by the signature of such officer, and

FURTHER RESOLVED, that the Chairman and President, or any Executive Vice President of this corporation be, and each of such officers hereby is, authorized and directed in the name of and on behalf of this corporation to cause a document entitled “Articles of Merger” to be prepared, executed, acknowledged and filed with the Missouri Secretary of State in accordance with the provisions of The General and Business Corporation Law of Missouri and to take such other action, including the making of one or more filings with the appropriate government agencies or offices of other states in which this corporation or Conservco is qualified to transact business, as may be necessary or appropriate to cause the merger to be effective in Missouri and such other states; and

FURTHER RESOLVED, that the officers of this corporation be, and they hereby are, authorized and directed, in the name of and on behalf of this corporation and under its corporate seal, to execute and deliver all such further agreements, certificates and other instruments and to take all such further actions as any such officer may consider necessary or appropriate in order to effect the merger of Conservco into this corporation in accordance with the terms, conditions and provisions of the Plan and to carry out the purpose and intent of these resolutions.

3.             AMC owns all of the outstanding shares of the sole class of stock of Conservco. AMC shall maintain its ownership of at least 90% of the outstanding shares of each class of stock of Conservco until the issuance of a Certificate of Merger by the Missouri Secretary of State.

IN WITNESS WHEREOF, these Articles of Merger have been executed on behalf of American Multi-Cinema, Inc. by Peter C. Brown, Executive Vice President of the corporation, and on behalf of Conservco, Inc. by Peter C. Brown, Executive Vice President of the corporation, and the corporate seal of each such corporation has been affixed hereto and attested to by the Secretary of the respective corporation on March 26, 1996.

AMERICAN MULTI-CINEMA, INC.

By:	/s/ Peter C. Brown
Peter C. Brown, Executive Vice President

(SEAL)

ATTEST:

/s/ Nancy L. Gallagher
Nancy L. Gallagher, Secretary

STATE OF MISSOURI	)
) ss.
COUNTY OF JACKSON	)

I, the undersigned, a notary public, do hereby certify that on the 26th day of March, 1996, personally appeared before me Peter C. Brown, who, being by me first duly sworn, declared that he is the Executive Vice President of American Multi-Cinema, Inc., a Missouri corporation, that he signed the foregoing document as Executive Vice President of said corporation, and that the statements contained therein are true.

In witness whereof, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Susan Diane Slusher
Notary Public in and for said County and State

My Commission expires:	SUSAN DIANE SLUSHER
NOTARY PUBLIC STATE OF MISSOURI
May 10, 1996	CLINTON COUNTY
MY COMMISSION EXP. MAY 10, 1996

[SEAL]

3

CONSERVCO, INC.

By:	/s/ Peter C. Brown
Peter C. Brown, Executive Vice President

(SEAL)

ATTEST:

/s/ Nancy L. Gallagher
Nancy L. Gallagher, Secretary

STATE OF MISSOURI	)
) ss.
COUNTY OF JACKSON	)

I, the undersigned, a notary public, do hereby certify that on the 26th day of March, 1996, personally appeared before me Peter C. Brown, who, being by me first duly sworn, declared that he is the Executive Vice President of Conservco, Inc., a Missouri corporation, that he signed the foregoing document as Executive Vice President of said corporation, and that the statements contained therein are true.

In witness whereof, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Susan Diane Slusher
[SEAL]	Notary Public in and for said County and State

My Commission expires:	SUSAN DIANE SLUSHER
NOTARY PUBLIC STATE OF MISSOURI
May 10, 1996	CLINTON COUNTY
MY COMMISSION EXP. MAY 10, 1996

4

PLAN AND AGREEMENT OF LIQUIDATION AND MERGER

This Plan and Agreement of Liquidation and Merger (the “Plan”) is made on March 25, 1996, by American Multi-Cinema, Inc., a Missouri corporation (“AMC”), and Conservco, Inc., a Missouri corporation (“Conservco”). On the Effective Date (as defined in paragraph 4 below), AMC shall own all of the shares of the sole class of stock of Conservco. It is intended that the merger contemplated by the Plan shall constitute a liquidation of Conservco in which no taxable gain or loss is recognized pursuant to Section 332 of the Internal Revenue Code of 1986, as amended. The terms and conditions of the Plan are as follows:

1.             Names of Corporations. The names of the corporations proposing to merge are:

American Multi-Cinema, Inc.

and

Conservco, Inc.

2.             Merger. On the Effective Date AMC and Conservco shall merge into a single corporation by Conservco merging into AMC.

3.             Name of Surviving Corporation. The name of American Multi-Cinema, Inc., which is to be the surviving corporation, shall not be changed as a result of the merger.

4.             Effective Date. The merger shall be effected at the close of business on March 28, 1996 (the “Effective Date”).

5.             Effect of Merger. (a) On the Effective Date, the separate existence of Conservco shall cease, except to the extent that its separate existence may be continued by law. The existence of AMC shall continue unaffected and unimpaired by the merger, and AMC shall after the Effective Date have all of the rights, privileges, immunities and powers, and shall be subject to all of the duties and liabilities, of a corporation organized under The General and Business Corporation Law of Missouri.

(b)           On the Effective Date, AMC shall have and thereafter possess all the rights, privileges, immunities, powers and franchises, of a public as well as of private nature, of Conservco, and all property, real, personal and mixed, and all debts due on whatever account and all other choses in action, and every other interest of or belonging to or due to Conservco shall be taken and deemed to be transferred to and vested or remain in AMC without further act or deed (and the title to any real estate, or any interest therein, vested in the merging corporations shall not revert or be in any way impaired by reason of the merger).

(c)           Upon the Effective Date and thereafter, AMC shall be responsible and liable for all the liabilities and obligations of Conservco, and any claim existing or action or proceeding pending by or against any of such entities may be prosecuted to judgment as if such merger had not taken place or, in the case of Conservco, AMC may be substituted in its place. Neither the rights of creditors nor any liens upon the property of the merging corporations shall be impaired by the merger.

(d)           The respective officers of Conservco are hereby authorized to execute all deeds, assignments and other documents which may be necessary to effect the full and complete transfer of the properties of such corporations to AMC. The officers of AMC are hereby authorized to execute and deliver any and all documents which may be required of it in order for it to assume or otherwise comply with any liability or obligation of Conservco. If at any time AMC shall determine that any further documents are necessary or desirable to vest in it, according to the terms hereof, the title to any property, rights, privileges, immunities, powers or franchises of Conservco, then the officers of such entities shall execute and deliver all such documents and do all things necessary to vest in and confirm to AMC title and possession to all such property, rights, privileges, immunities, powers and franchises, and to otherwise carry out the purposes of this Plan.

6.             Cancellation of Shares. (a) The manner and basis of cancelling the shares of stock of the merging corporations shall be as follows:

(i)            On the Effective Date, each share of the authorized $.0625 par value common stock of AMC, whether or not issued and outstanding, shall continue to be one share of the $.0625 par value common stock of AMC.

(ii)           On the Effective Date, each of the 1,000 shares of the $1.00 par value common stock of Conservco which are issued and outstanding (whether or not such shares are in all respects validly issued) and owned of record by AMC shall be cancelled.

7.             Articles of Incorporation; Bylaws; Directors; Officers. The Articles of Incorporation and Bylaws of AMC shall not be changed by or as a result of the merger. The directors and officers of AMC prior to the merger shall continue in such offices after the merger.

8.             Further Action. Each of the merging corporations shall take all actions and do all things necessary, proper, or advisable under the laws of the State of Missouri to consummate and make effective the merger contemplated herein.

2

IN WITNESS WHEREOF, this Plan and Agreement of Liquidation and Merger has been signed on behalf of American Multi-Cinema, Inc. by Peter C. Brown, its Executive Vice President and on behalf of Conservco, Inc. by Peter C. Brown, its Executive Vice President, and the corporate seal of each corporation has been affixed hereto and attested to by the Secretary of each corporation, respectively, on the date first above written.

AMERICAN MULTI-CINEMA, INC.

	By:	/s/ Peter C. Brown
Peter C. Brown, Executive Vice President

(SEAL)

ATTEST:

/s/ Nancy L. Gallagher
Nancy L. Gallagher, Secretary

CONSERVCO, INC.

	By:	/s/ Peter C. Brown
Peter C. Brown, Executive Vice President

(SEAL)

ATTEST:

/s/ Nancy L. Gallagher
Nancy L. Gallagher, Secretary

3

STATE OF MISSOURI

Rebecca McDowell Cook

Secretary of State

CORPORATION DIVISION

CERTIFICATE OF MERGER

MISSOURI CORPORATION SURVIVING

WHEREAS, Articles of Merger of the following corporations:

CONSERVCO, INC. (#00173513)

INTO:

AMERICAN MULTI-CINEMA, INC. (#00130242)

Organized and Existing Under Law of Missouri have been received, found to conform to law, and filed.

NOW, THEREFORE, I, REBECCA MCDOWELL COOK, Secretary of State of Missouri, issue this Certificate of Merger,    certifying that the merger of the aforenamed corporations is effected, with

AMERICAN MULTI-CINEMA, INC. (#00130242)

as the surviving corporation.

IN TESTIMONY WHEREOF, I HAVE SET MY HAND AND IMPRINTED THE GREAT SEAL OF THE STATE OF MISSOURI, ON THIS, THE 28th DAY OF March, 1996.

/s/ Rebecca McDowell Cook
Secretary of State

$30.00

FILED AND CERTIFICATE

ISSUED

APR 8 1996

ARTICLES OF MERGER	/s/ Rebecca McDowell Cook
SECRETARY OF STATE

Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned, American Multi-Cinema, Inc., a Missouri corporation (“AMC”), and AMC Film Marketing, Inc., a Missouri corporation, (“AMCFM”), each certifies as follows:

1.             AMC, pursuant to Section 351.447 of The General and Business Corporation Law of Missouri, has adopted a Plan and Agreement of Liquidation and Merger (the “Plan”), a copy of which is attached hereto and incorporated herein by this reference, pursuant to which AMCFM shall be merged into and with AMC.

2.             On November 30, 1995 and reconfirmed on March 28, 1996, the Board of Directors of AMC, by statement of unanimous consent to action, adopted the following resolutions approving the Plan and Agreement of Liquidation and Merger:

WHEREAS, it is in the best interests of this corporation to enter into a Plan and Agreement of Liquidation and Merger with AMC Film Marketing, Inc. (“AMCFM”), a Missouri corporation, pursuant to which AMCFM will be merged into and with this corporation;

NOW, THEREFORE, BE IT RESOLVED, that the Plan and Agreement of Liquidation and Merger (the “Plan”) dated this date between this corporation and AMCFM, a copy of which is attached hereto and incorporated herein by this reference, be, and it hereby is, adopted and approved in all respects as and for a binding obligation of this corporation; and

FURTHER RESOLVED, that the Chairman and President, or any Executive Vice President of this corporation be, and each of such officers hereby is, authorized and directed in the name of and on behalf of this corporation, and under its corporate seal attested by its Secretary or any Assistant Secretary, to execute, seal, verify, acknowledge and deliver the Plan substantially in the form attached hereto, with such changes therefrom, if any, as the officer executing the same may approve, such approval to be conclusively evidenced by the signature of such officer; and

FURTHER RESOLVED, that the Chairman and President, or any Executive Vice President of this corporation be, and each of such officers hereby is, authorized and directed in the name of and on behalf of this corporation to cause a document entitled “Articles of Merger” to be prepared, executed, acknowledged and filed with the Missouri Secretary of State in accordance with the provisions of The General and Business Corporation Law of Missouri and to take such other action, including the making of one or more filings with the appropriate government agencies or offices of other states in which this corporation or AMCFM is qualified to transact business, as may be necessary or appropriate to cause the merger to be effective in Missouri and such other states; and

FURTHER RESOLVED, that the officers of this corporation be, and they hereby are, authorized and directed, in the name of and on behalf of this corporation and under its corporate seal, to execute and deliver all such further agreements, certificates and other instruments and to take all such further actions as any such officer may consider necessary or appropriate in order to effect the merger of AMCFM into this corporation in accordance with the terms, conditions and provisions of the Plan and to carry out the purpose and intent of these resolutions.

3.             AMC owns all of the outstanding shares of the sole class of stock of AMCFM. AMC shall maintain its ownership of at least 90% of the outstanding shares of each class of stock of AMCFM until the issuance of a Certificate of Merger by the Missouri Secretary of State.

IN WITNESS WHEREOF, these Articles of Merger have been executed on behalf of American Multi-Cinema, Inc. by Peter C. Brown, Executive Vice President of the corporation, and on behalf of AMC Film Marketing, Inc. by Peter C. Brown, Executive Vice President of the corporation, and the corporate seal of each such corporation has been affixed hereto and attested to by the Secretary of the respective corporation on April 2, 1996.

AMERICAN MULTI-CINEMA, INC.

By:	/s/ Peter C. Brown
Peter C. Brown, Executive Vice President

(SEAL)

ATTEST:

/s/ Nancy L. Gallagher
Nancy L. Gallagher, Secretary

STATE OF MISSOURI	)
) ss.
COUNTY OF JACKSON	)

I, the undersigned, a notary public, do hereby certify that on the 2nd day of April, 1996, personally appeared before me Peter C. Brown, who, being by me first duly sworn, declared that he is the Executive Vice President of American Multi-Cinema, Inc., a Missouri corporation, that he signed the foregoing document as Executive Vice President of said corporation, and that the statements contained therein are true.

In witness whereof, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Susan Diane Slusher
Notary Public in and for said County and State

[SEAL]

My Commission expires:	SUSAN DIANE SLUSHER
NOTARY PUBLIC STATE OF MISSOURI
May 10, 1996	CLINTON COUNTY
MY COMMISSION EXP. MAY 10, 1996

3

AMC FILM MARKETING, INC.

By:	/s/ Peter C. Brown
Peter C. Brown, Executive Vice President

(SEAL)

ASSET:

/s/ Nancy L. Gallagher
Nancy L. Gallagher, Secretary

STATE OF MISSOURI	)
) ss.
COUNTY OF JACKSON	)

I, the undersigned, a notary public, do hereby certify that on the 2nd day of April, 1996, personally appeared before me Peter C. Brown, who, being by me first duly sworn, declared that he is the Executive Vice President of AMC Film Marketing, Inc., a Missouri corporation, that he signed the foregoing document as Executive Vice President of said corporation, and that the statements contained therein are true.

In witness whereof, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Susan Diane Slusher
Notary Public in and for said County and State

My Commission expires:	SUSAN DIANE SLUSHER
NOTARY PUBLIC STATE OF MISSOURI
May 10, 1996	CLINTON COUNTY
MY COMMISSION EXP. MAY 10, 1996

4

PLAN AND AGREEMENT OF LIQUIDATION AND MERGER

This Plan and Agreement of Liquidation and Merger (the “Plan”) is made on April 2, 1996, by American Multi-Cinema, Inc., a Missouri corporation (“AMC”), and AMC Film Marketing, Inc., a Missouri corporation (“AMCFM”). On the Effective Date (as defined in paragraph 4 below), AMC shall own all of the shares of the sole class of stock of AMCFM. It is intended that the merger contemplated by the Plan shall constitute a liquidation of AMCFM in which no taxable gain or loss is recognized pursuant to Section 332 of the Internal Revenue Code of 1986, as amended. The terms and conditions of the Plan are as follows:

1.             Names of Corporations. The names of the corporations proposing to merge are:

American Multi-Cinema, Inc.

and

AMC Film Marketing, Inc.

2.             Merger. On the Effective Date AMC and AMCFM shall merge into a single corporation by AMCFM merging into AMC.

3.             Name of Surviving Corporation. The name of American Multi-Cinema, Inc., which is to be the surviving corporation, shall not be changed as a result of the merger.

4.             Effective Date. The merger shall be effected at the close of business on April 3, 1996 (the “Effective Date”).

5.             Effect of Merger. (a) On the Effective Date, the separate existence of AMCFM shall cease, except to the extent that its separate existence may be continued by law. The existence of AMC shall continue unaffected and unimpaired by the merger, and AMC shall after the Effective Date have all of the rights, privileges, immunities and powers, and shall be subject to all of the duties and liabilities, of a corporation organized under The General and Business Corporation Law of Missouri.

(b)           On the Effective Date, AMC shall have and thereafter possess all the rights, privileges, immunities, powers and franchises, of a public as well as of private nature, of AMCFM, and all property, real, personal and mixed, and all debts due on whatever account and all other choses in action, and every other interest of or belonging to or due to AMCFM shall be taken and deemed to be transferrned to and vested or remain in AMC without further act or deed (and the title to any real estate, or any interest therein, vested in the merging corporations shall not revert or be in any way impaired by reason of the merger).

(c)           Upon the Effective Date and thereafter, AMC shall be responsible and liable for all the liabilities and obligations of AMCFM, and any claim existing or action or proceeding pending by or against any of such entities may be prosecuted to judgment as if such merger had not taken place or, in the case of AMCFM, AMC may be substituted in its place. Neither the rights of creditors nor any liens upon the property of the merging corporations shall be impaired by the merger.

(d)           The respective officers of AMCFM are hereby authorized to execute all deeds, assignments and other documents which may be necessary to effect the full and complete transfer of the properties of such corporations to AMC. The officers of AMC are hereby authorized to execute and deliver any and all documents which may be required of it in order for it to assume or otherwise comply with any liability or obligation of AMCFM. If at any time AMC shall determine that any further documents are necessary or desirable to vest in it, according to the terms hereof, the title to any property, rights, privileges, immunities, powers or franchises of AMCFM, then the officers of such entities shall execute and deliver all such documents and do all things necessary to vest in and confirm to AMC title and possession to all such property, rights, privileges, immunities, powers and franchises, and to otherwise carry out the purposes of this Plan.

6.             Cancellation of Shares. (a) The manner and basis of cancelling the shares of stock of the merging corporations shall be as follows:

(i)            On the Effective Date, each share of the authorized $.0625 par value common stock of AMC, whether or not issued and outstanding, shall continue to be one share of the $.0625 par value common stock of AMC.

(ii)           On the Effective Date, each of the 3,000 shares of the $10.00 par value common stock of AMCFM which are issued and outstanding (whether or not such shares are in all respects validly issued) and owned of record by AMC shall be cancelled.

7.             Articles of Incorporation; Bylaws; Directors; Officers. The Articles of Incorporation and Bylaws of AMC shall not be changed by or as a result of the merger. The directors and officers of AMC prior to the merger shall continue in such offices after the merger.

8.             Further Action. Each of the merging corporations shall take all actions and do all things necessary, proper, or advisable under the laws of the State of Missouri to consummate and make effective the merger contemplated herein.

IN WITNESS WHEREOF, this Plan and Agreement of Liquidation and Merger has been

2

signed on behalf of American Multi-Cinema, Inc. by Peter C. Brown, its Executive Vice President and on behalf of AMC Film Marketing, Inc. by Peter C. Brown, its Executive Vice President, and the corporate seal of each corporation has been affixed hereto and attested to by the Secretary of each corporation, respectively, on the date first above written.

AMERICAN MULTI-CINEMA, INC.

	By:	/s/ Peter C. Brown
Peter C. Brown, Executive Vice President
(SEAL)

ATTEST:

/s/ Nancy L. Gallagher
Nancy L. Gallagher, Secretary

AMC FILM MARKETING, INC.

	By:	/s/ Peter C. Brown
Peter C. Brown, Executive Vice President

(SEAL)

ATTEST:

/s/ Nancy L. Gallagher
Nancy L. Gallagher, Secretary

3

Evelyn Frank 3/28/96

TAX CLEARANCE—MERGERS

#00371663	K.S.G., INC. Dont Reject Waiting on payment.	MERGER DATE
3/28/96

#00192914	AMC FILM MARKETING, INC.	3/28/96

#00173513	CONSERVCO, INC.	3/28/96

Lisa

3/29/96

RECEIVED

MAR 29 1996

/s/ Rebecca McDowell Cook
SECRETARY OF STATE

STATE OF MISSOURI

# 00130242

CORRECTED

Rebecca McDowell Cook

Secretary of State

CORPORATION DIVISION

CERTIFICATE OF MERGER

MISSOURI CORPORATION SURVIVING

WHEREAS, Articles of Merger of the following corporations:

AMC FILM MARKETING, INC. (#00192914)

INTO:

AMERICAN MULTI-CINEMA, INC. (#00130242)

Organized and Existing Under Law of Missouri have been received, found to conform to law, and filed.

NOW, THEREFORE, I, REBECCA MCDOWELL COOK, Secretary of State of Missouri, issue this Certificate of Merger, certifying that the merger of the aforenamed corporations is effected, with

AMERICAN MULTI-CINEMA, INC. (#00130242)

as the surviving corporation.

IN TESTIMONY WHEREOF, I HAVE SET MY HAND AND IMPRINTED THE GREAT SEAL OF THE STATE OF MISSOURI, ON THIS, THE 3rd DAY OF April, 1996.

/s/ Rebecca McDowell Cook
Secretary of State

$30.00

# 00130242

STATE OF MISSOURI

Rebecca McDowell Cook

Secretary of State

CORPORATION DIVISION

CERTIFICATE OF MERGER

MISSOURI CORPORATION SURVIVING

WHEREAS, Articles of Merger of the following corporations:

AMC FILM MANAGEMENT, INC. (#00192914)

INTO:

AMERICAN MULTI-CINEMA, INC. (#00130242)

Organized and Existing Under Law of Missouri have been received, found to conform to law, and filed.

NOW, THEREFORE, I, REBECCA MCDOWELL COOK, Secretary of State of Missouri, issue this Certificate of Merger, certifying that the merger of the aforenamed corporations is effected, with

AMERICAN MULTI-CINEMA, INC. (#00130242)

as the surviving corporation.

IN TESTIMONY WHEREOF, I HAVE SET MY HAND AND IMPRINTED THE GREAT SEAL OF THE STATE OF MISSOURI, ON THIS, THE 3rd DAY OF April, 1996.

/s/ Rebecca McDowell Cook
Secretary of State

$30.00

STATE OF MISSOURI

OFFICE OF SECRETARY OF STATE

JEFFERSON CITY 65102

STATEMENT OF CHANGE IN NUMBER OF DIRECTORS

Sections 351.055(6), 351.085.1(4) and 351.315.3 RSMo

No filing fee - File one copy

Corporate Charter No. 00130242

1.             The name of the corporation is   American Multi-Cinema, Inc.

2.                                       Effective November 14, 1996, the number of persons constituting its board of directors was changed from Five (5) to Three (3).

/s/ Nancy L. Gallagher	November 19. 1996
Corporate Officer	Date
Nancy L. Gallagher, Vice President &
Secretary

Form 61B
12/94

STATE OF MISSOURI

OFFICE OF SECRETARY OF STATE

JEFFERSON CITY 65102

November 22, 1996

Re:                             AMERICAN MULTI-CINEMA, INC. (00130242)

Dear Corporation:

This is to advise that on the above date we have filed for record in this office a Statement of Change in the number of directors from five (5) to three(3) (Pursuant to Chapter 351.055(6) and 351.085.2(4) RSMo.)

Very truly yours,

REBECCA M. COOK
Secretary of State

Corporation Division
Amendment Desk

Ltr. #62	FILED

NOV 22 1996

/s/ Rebecca McDowell Cook
SECRETARY OF STATE

FILED AND CERTIFICATE
ISSUED

APR 01 1997

ARTICLES OF MERGER	/s/ Rebecca McDowell Cook
SECRETARY OF STATE

Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned, American Multi-Cinema, Inc., a Missouri corporation (“AMC”) and AMC Philadelphia, Inc., a Delaware corporation (“AMCP”), each certifies as follows:

1.             AMC, pursuant to Section 351.447 of The General and Business Corporation Law of Missouri, has adopted a Plan and Agreement of Liquidation and Merger (the “Plan”), a copy of which is attached hereto and incorporated herein by this reference, pursuant to which AMCP shall be merged into and with AMC.

2.             On March 28, 1997, the Board of AMC, by statement of unanimous consent to action, adopted the following resolutions approving the Plan and Agreement of Liquidation and Merger:

WHEREAS, it is in the best interests of this corporation to enter into a Plan and Agreement of Liquidation and Merger with AMC Philadelphia, Inc. (“AMCP”), a Delaware corporation, pursuant to which AMCP will be merged into and with this corporation;

NOW, THEREFORE, BE IT RESOLVED, that the Plan and Agreement of Liquidation and Merger (the “Plan”) dated this date between this corporation and AMCP, a copy of which is attached hereto and incorporated herein by this reference, be, and it hereby is, adopted and approved in all respects as and for a binding obligation of this corporation; and

FURTHER RESOLVED, that the Chairman, or any Executive Vice President of this corporation be, and each of such officers hereby is, authorized and directed in the name of and on behalf of this corporation, and under its corporate seal attested by its Secretary or any Assistant Secretary, to execute, seal, verify, acknowledge and deliver the Plan substantially in the form attached hereto, with such changes therefrom, if any, as the officer executing the same may approve, such approval to be conclusively evidenced by the signature of such officer; and

FURTHER RESOLVED, that the Chairman, or any Executive Vice President of this corporation be, and each of such officers hereby is, authorized and directed in the name of and on behalf of this corporation to cause a document entitled “Articles of Merger” to be prepared, executed, acknowledged and filed with the Missouri

Corporation Law of Missouri and to take such other action, including the making of one or more filings with the appropriate government agencies or offices of such states in which this corporation or AMCP is qualified to transact business, as may be necessary or appropriate to cause the merger to be effective in Missouri and such other states; and

FURTHER RESOLVED, that the officers of this corporation be, and they hereby are, authorized and directed, in the name of and on behalf of this corporation and under its corporate seal, to execute and deliver all such further agreements, certificates and other instruments and to take all such further actions as such officer may consider necessary or appropriate in order to effect the merger of AMCP into this corporation in accordance with the terms, conditions and provisions of the Plan and to carry out the purpose and intent of these resolutions.

3.             AMC owns all of the outstanding shares of the sole class of stock of AMCP. AMC shall maintain its ownership of at least 90% of the outstanding shares of each class of stock of AMCP until the issuance of a Certificate of Merger by the Missouri Secretary of State.

IN WITNESS WHEREOF, these Articles of Merger has been executed on behalf of American Multi-Cinema, Inc. by Peter C. Brown, Executive Vice President of the corporation, and on behalf of AMC Philadelphia, Inc. by Peter C. Brown, Executive Vice President of the corporation, and the corporate seal of each such corporation has been affixed hereto and attested to by the Secretary of the respective corporations on March 31, 1997.

AMERICAN MULTI-CINEMA, INC.

By:	/s/ Peter C. Brown
Peter C. Brown, Executive Vice President

(SEAL)

ATTEST:

/s/ Nancy L. Gallagher
Nancy L. Gallagher, Secretary

2

STATE OF MISSOURI	)
) ss.
COUNTY OF JACKSON	)

I, the undersigned, a notary public, do hereby certify that on the 31st day of March, 1997, personally appeared before me, Peter C. Brown, who, being by me first duly sworn, declared that he is the Executive Vice President of American Multi-Cinema, Inc., a Missouri corporation, that he signed the foregoing document as Executive Vice President of said corporation, and that the statements contained therein are true.

In witness whereof, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Susan Diane Slusher
Notary Public in and for said County and State

My Commission expires:	SUSAN DIANE SLUSHER
NOTARY PUBLIC-NOTARY SEAL STATE OF MISSOURI
May 10, 2006	COMMISSIONED IN CLINTON COUNTY
MY COMMISSION EXP. MAY 10, 2000

(SEAL)

3

AMC PHILADELPHIA, INC.

	By:	/s/ Peter C. Brown
Peter C. Brown, Executive Vice President

(SEAL)

ATTEST

/s/ Nancy L. Gallagher
Nancy L. Gallagher, Secretary

STATE OF MISSOURI	)
) ss.
COUNTY OF JACKSON	)

I, the undersigned, a notary public, do hereby certify that on the 31st day of March, 1997, personally appeared before me, Peter C. Brown, who, being by me first duly sworn, declared that he is the Executive Vice President of AMC Philadelphia, Inc., a Delaware corporation, that he signed the foregoing document as Executive Vice President of said corporation, and that the statements contained therein are true.

In witness whereof, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Susan Diane Slusher
Notary Public in and for said County and State

(SEAL)

My Commission expires:	SUSAN DIANE SLUSHER
NOTARY PUBLIC-NOTARY SEAL STATE OF MISSOURI
May 10, 2000	COMMISSIONED CLINTON COUNTY
MY COMMISSION EXP. MAY 10. 2000.

4

PLAN AND AGREEMENT OF LIQUIDATION AND MERGER

This Plan and Agreement of Liquidation and Merger (the “Plan”) is made on March 31, 1997, by American Multi-Cinema, a Missouri corporation (“AMC”) and AMC Philadelphia, Inc., a Delaware corporation (“AMCP”). On the Effective Date (as defined in paragraph 4 below), AMC shall own all of the shares of the sole class of stock of AMCP. It is intended that the merger contemplated by the Plan shall constitute a liquidation of AMCP in which no taxable gain or loss is recognized pursuant to Section 332 of the Internal Revenue Code of 1986, as amended. The terms and conditions of the Plan are as follows:

1.             Names of Corporations. The names of the corporations proposing to merge are:

American Multi-Cinema, Inc.

and

AMC Philadelphia, Inc.

2.             Merger. On the Effective Date AMC and AMCP shall merge into a single corporation by AMCP merging into AMC.

3.             Name of Surviving Corporation. The name of American Multi-Cinema, Inc. which is to be the surviving corporation, shall not be changed as a result of the merger.

4.             Effective Date. The merger shall be effected at the close of business on April 2,1997 (the “Effective Date”).

5.             Effect of Merger. (a) On the Effective Date, the separate existence of AMCP shall cease, except to the extent that its separate existence may be continued by law. The existence of AMC shall continue unaffected and unimpaired by the merger, and AMC shall after the Effective Date have all of the rights, privileges, immunities and powers, and shall be subject to all of the duties and liabilities, of a corporation organized under the General Corporation Law of Delaware.

(b)           On the Effective Date, AMC shall have and thereafter possess all the rights, privileges, immunities, powers and franchises, of a public as well as of a private nature, of AMCP, and all property, real, personal and mixed, and all debts due on whatever account and all other choses in action, and every other interest of or belonging to or due to AMCP shall be taken and deemed to be transferred to and vested or remain in AMC without further act or deed (and the title to any real estate, or any interest therein, vested in the merging corporations shall not revert or be in any way impaired by reason of the merger).

(c)           Upon the Effective Date and thereafter, AMC shall be responsible and liable for all liabilities and obligations of AMCP, and any claim existing or action or proceeding pending by or against any of such entities may be prosecuted to judgement as if such merger had not taken place or, in the case of AMCP, AMC may be substituted in its place. Neither the rights of creditors nor any liens upon the property of the merging corporations shall be impaired by the merger.

(d)           The respective officers of AMCP are hereby authorized to execute all deeds, assignments and other documents which may be necessary to effect the full and complete transfer of the properties of such corporations to AMC. The officers of AMC are hereby authorized to execute and deliver any and all documents which may be required of it in order for it to assume or otherwise comply with any liability or obligation of AMCP. If at any time AMC shall determine that any further documents are necessary or desirable to vest in it, according to the terms hereof, the title to any property, rights, privileges, immunities, powers or franchises of AMCP, then the officers of such entities shall execute and deliver all such documents and do all things necessary to vest in and confirm to AMC title and possession of all such property, rights, privileges, immunities, powers and franchises, and to otherwise carry out the purposes of this Plan.

6.             Cancellation of Shares. (a) The manner and basis of cancelling the shares of stock of the merging corporations shall be as follows:

(i)            On the Effective Date, each share of the authorized $.0625 par value common stock of AMC, whether or not issued and outstanding, shall continue to be one share of the $.0625 par value common stock of AMC.

(ii)           On the Effective Date, each of the two thousand four hundred (2,400) shares of the $1.00 par value common stock of AMCP which are issued and outstanding (whether or not such shares are in all respects validly issued) and owned of record by AMC shall be cancelled.

7.             Articles of Incorporation: Bylaws: Directors: Officers. The Articles of Incorporation and Bylaws of AMC shall not be changed by or as a result of the merger. The directors and officers of AMC prior to the merger shall continue in such officers after the merger.

8.             Further Action. Each of the merging corporations shall take all actions and do all things necessary, proper or advisable under the laws of the States of Missouri and Delaware to consummate and make effective the merger contemplated herein.

2

IN WITNESS WHEREOF, this Plan and Agreement of Liquidation and Merger has been signed on behalf of American Multi-Cinema, Inc. by Peter C. Brown, its Executive Vice President and on behalf of AMC Philadelphia, Inc. by Peter C. Brown, its Executive Vice President, and the corporate seal of each corporation has been affixed hereto and attested to by the Secretary of each corporation, respectively, on the date first above written.

AMERICAN MULTI-CINEMA, INC.

	By:	/s/ Peter C. Brown
Peter C. Brown, Executive Vice President
(SEAL)

ATTEST:

/s/ Nancy L.Gallagher
Nancy L.Gallagher, Secretary

AMC PHILADELPHIA, INC.

	By:	/s/ Peter C. Brown
Peter C. Brown, Executive Vice President

(SEAL)

ATTEST:

/s/ Nancy L. Gallagher
Nancy L. Gallagher, Secretary

3

Office of Secretary of State
Rebecca McDowell Cook	Stale of Missouri	Stale Capitol. Room 208
Secretary of State	Jefferson City 65101	and State Information Center
(314)751-4936

MARCH 20, 1997

Corporation Number:	F00303222
Corporation Name:	AMC PHILADELPHIA, INC.

Dear Corporation:

In response to your request for a franchise tax clearance, please be advised that the corporation indicated above has no delinquencies at this time with respect to the filing of all required franchise tax reports and payments of all required franchise taxes, penalties and interest.

Also, please be advised that this letter is null and void thirty (30) days from the date of this letter.

If you should have any questions, please contact the Secretary of State, Franchise Tax Division, Post Office Box 1366, Jefferson City, Missouri 65102.

Sincerely,

REBECCA M. COOK
Secretary of State

/s/ Tom Dulle

Franchise Tax Division

FT#2

STATE OF MISSOURI

Rebecca McDowell Cook

Secretary of State

CORPORATION DIVISION

CERTIFICATE OF MERGER

MISSOURI CORPORATION SURVIVING

WHEREAS, Articles of Merger of the following corporations;

AMC PHILADELPHIA, INC. (#00303222)

INTO:

AMERICAN MULTI-CINEMA,  INC. (#00130242)

Organized and Existing Under Law of Missouri, Delware have been received,  found to confom to law, and filed.

NOW, THEREFORE, I, REBECCA  MCDOWELL COOK, Secretary of State of Missouri, issue this Certificate of Merger, certifying that the merger of the aforenamed corporations is effected, with

AMERICAN MULTI-CINEMA, INC. (# 100130242)

as the surviving corporation.

IN TESTIMONY WHEREOF, I HAVE SET MY HAND AND IMPRINTED THE GREAT SEAL OF THE STATE OF MISSOURI, ON THIS, THE 1st DAY OF April 2, 1997

/s/ Rebecca McDowell Cook
Secretary of State

$30.00

S. O. S #30.

FILED

DEC 01 1999	State of Missouri

SECRETARY OF STATE	Rebecca McDowell Cook, Secretary of State
James C. Kirkpatrick State Information Center
P.O. Box 778 Jefferson City, MO 65102
Corporation Division

Statement of Change of Registered Agent and/or

Registered Office

By a Foreign or Domestic For Profit or Nonprofit Corporation

Instructions

1.                                       This form is to be used by either a for profit or nonprofit corporation to change either or both the name of its registered agent and/or the address of its existing registered agent.

2.                                       There is a $10.00 fee for filing this statement. It must be filed in DUPLICATE.

3.                                       P.O. Box may only be used in conjunction with a physical street address.

4.                                       Agent and address must be in the State of Missouri.

5.                                       The corporation may not act as its own agent.

Charter No. 00130242

(1)	The name of the corporation is: AMERICAN MULTI-CINEMA, Inc.

(2)	The address, including street and number, of its present registered office (before change) is:

106 West 14th Street, Suite 1700	Kansas City, MO.64105
Address	City/State/Zip

(3)	The address, including street and number, of its registered office is hereby changed to:.

Same
Address	(P.O. Box may only be used in conjunction with a physical street address)	City/State/Zip

(4)	The name of its-present registered agent (before change) is: Stanley H. Durwood

(5)	The name of the new registered agent is: Nancy L. Gallagher

Authorized signature of new registered agent must appear betow:
/s/ Nancy L. Gallagher
(May attach/Jeparaw originally executed written consent to this form la lieu of this signature)

(6)	The address of its registered office and the address of the office of its registered agent, as changed, will be identical.

In affirmation of the facts stated above,	DEC 06 1999

/s/ Peter C. Brown	Peter C. Brown
(Authorized signature of officer or, if applicable, chairman of the board)	(Printed Name)

Chairman of the Board
(Title)	(Date of Signature)

CERTIFICATE

OF

REDUCTION IN STATED CAPITAL

The undersigned, for purposes of conforming to Section 351.200 of The General and Business Corporation Law of Missouri, adopts the following certificate.

1.             The name of the corporation is:

American Multi-Cinema, Inc.

2.             A copy of the resolution by the board of directors, approving the reduction of stated capital in connection with the redemption of 4,000,000 shares of cumulative preferred stock is attached to this certificate, dated March 1, 1999.

3.             The total number of cumulative preferred stock within this series is 4,000,000 shares.

4.             The total number of shares redeemed in connection with this transaction is 4,000,000 shares.

5.             The reduction in stated capital, in connection with this redemption, is $250,000.

This Certificate has been signed on this 21st day of March, 2000.

AMERICAN MULTI-CINEMA, INC.	AMERICAN MULTI-CINEMA, INC.

CORPORATE SEAL	/s/ Nancy L. Gallagher
Nancy L. Gallagher
MISSOURI CORPORATION	Vice President and Secretary

CORPORATE SEAL	FILED AND CERTIFICATE
ISSUED

MAR 24 2000

/s/ Rebecca McDowell Cook
SECRETARY OF STATE

STATE OF MISSOURI	)
) ss.
COUNTY OF JACKSON	)

The foregoing instrument was acknowledged before me this 21st day of March, 2000, by Nancy L. Gallagher, Vice President and Secretary of American Multi-Cinema, Inc.

	DEE A. WHITCHURCH	Clay County, State of Missouri
Notary Public in and for said County and State
NOTARY SEAL
My commission expires:	NOTARY PUBLIC
/s/ Dee A. Whitchurch
9/18/03	STATE OF MISSOURI	By: Dee A. Whitchurch

2

STATEMENT OF UNANIMOUS CONSENT

TO ACTION TAKEN IN LIEU OF

A SPECIAL MEETING OF THE

BOARD OF DIRECTORS

OF

AMERICAN MULTI-CINEMA. INC.

March 1, 1999

In lieu of a special meeting of the Board of Directors of American Multi-Cinema, Inc., a Missouri corporation, the undersigned, being all of the directors of the corporation, consent to the following actions pursuant to Section 351.340 of The General and Business Corporation Law of Missouri, effective as of March 1, 1999.

The following resolutions are adopted:

WHEREAS, in addition to its issued and outstanding shares of Common Stock, there are issued and outstanding 4,000,000 shares of the $1.75 Cumulative Preferred Stock, $.0625 par value (“Preferred Stock”), of this corporation (“AMC”), all of which shares are held by AMC’s sole shareholder, AMC Entertainment Inc., a Delaware corporation (“AMCE”); and

WHEREAS, AMC desires to redeem and retire all outstanding shares of Preferred Stock as a part of a capital restructuring; and

WHEREAS, as consideration for the redemption of all of the outstanding shares of Preferred Stock, AMC desires to exchange Preferred Stock for indebtedness to be evidenced by a note as described below in the amount of $100,000,000; and

WHEREAS, AMC desires to evidence such indebtedness under the promissory note executed by AMC in favor of AMCE dated as of December 30, 1998 (the “Revolving Note”), which note provides for the payment by AMC to AMCE of amounts up to $400,000,000 as identified on the grid (the “Grid”) attached to the Revolving Note on or before March 30, 2002; and

WHEREAS, it is in AMC’s best interests to effect the redemption and exchange of all outstanding shares of Preferred Stock and, as consideration therefor, to incur indebtedness in the amount of $100,000,000 to be evidenced by the Revolving Note, and to cause such amount to be entered on the Grid;

NOW, THEREFORE, BE IT RESOLVED, that AMC hereby approves the redemption and exchange of all 4,000,000 shares of Preferred Stock held by AMCE for indebtedness in the amount of $100,000,000, to be evidenced by the Revolving Note; and

FURTHER RESOLVED, that AMC hereby approves the entry of the amount of $ 100,000,000 onto the Grid to evidence such indebtedness; and

FURTHER RESOLVED, that AMC’s Chairman of the Board, President, any Executive Vice President, any Senior Vice President or any Vice President, acting singly, is hereby authorized and directed to execute, deliver and perform all agreements, certificates and other documents required to effect the redemption and exchange of all outstanding shares of Preferred Stock of AMC, each such agreement, certificate and document containing such terms and provisions as the officer so executing or so performing them shall deem appropriate, in such officer’s sole discretion, such officer’s authority to act under these resolutions being conclusively evidenced by such officer’s execution and delivery of such agreements, certificates or documents or such performance; such officers are authorized and directed to do or cause to be done all such further acts and things as they in their sole discretion deem necessary or advisable in connection with the redemption and exchange of all outstanding shares of Preferred Stock of AMC, or to implement the foregoing resolutions; and all actions taken under these resolutions by AMC’s officers in connection with the redemption and exchange of all outstanding shares of Preferred Stock of AMC are hereby ratified, approved and confirmed as acts of the corporation.

This statement of unanimous consent to action shall have the same force and effect as a unanimous vote of the directors at a meeting of the board of directors duly held. This statement of unanimous consent may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

/s/ Stanley H. Durwood	/s/ Peter C. Brown
Stanley H. Durwood	Peter C. Brown

/s/ Philip M. Singleton
Philip M. Singleton

No. 00130242

STATE OF MISSOURI

Rebecca McDowell Cook

Secretary of State

CORPORATION  DIVISION
CERTIFICATE OF REDEMPTION

I, REBECCA MCDOWELL COOK, Secretary of State of the State of Missouri,  do hereby certify that duplicate copies of a resolution of

AMERICAN MULTI-CINEMA, INC.

a Missouri corporation relating to REDEMPTION OF PREFERRED STOCK, have been received in this office

The substance thereof is:

REDEEMING 4,000,000 SHARES OF $1.75 CUMULATIVE PREFERRED STOCK, PAR VALUE $.0625 PER SHARE.

Said resolution is found to conform to law. ACCORDINGLY, I, by the virtue of the authority vested in me by law, hereby issue this Certificate of  REDEMPTION.

IN TESTIMONY WHEREOF, I have set my  hand and imprinted the GREAT SEAL of the State of Missouri, on this, the 24th day of MARCH, 2000.

/s/ Rebecca McDowell Cook
Secretary of State

$25.00

3

State of Missouri
Matt Blunt, Secretary of State

Corporations Division	James C. Kirkpatrick State Information Center
P.O. Box 778, Jefferson City, MO 65102	600 W. Main Street, Rm 322, Jefferson City, MO 65101

Statement of Change of Registered Agent and/or

Registered Office

By a Foreign or Domestic For Profit or Nonprofit Corporation

Instructions

1.                                       This form is to be used by either a for profit or nonprofit corporation to change either or both the name of its registered agent and/or the address of its existing registered agent.

2.                                       There is a $10.00 fee for filing this statement. It must be filed in DUPLICATE.

3.                                       P.O. Box may only be used in conjunction with a physical street address.

4.                                       Agent and address must be in the State of Missouri.

5.                                       The corporation may not act as its own agent.

Charter No.00130242

(1)                                  The name of the corporation is: American Multi-Cinema, Inc.

(2)           The address, including street and number, of its present registered office (before change) is:

106 West 14th Street	Kansas City, MO 64105
Address	City/State/Zip

(3)           The address, including street and number, of its registered office is hereby changed to:

120 South Central Avenue, Clayton. MO 63105
Address	(P.O. Box may only be used in conjunction with a physical street address)City/State/Zip

(4)           The name of its present registered agent (before change) is:  Nancy L. Gallagher

(5)           The name of the new registered agent is: C T Corporation System

Authorized signature of new registered agent must appear below:

C T Corporation System

By	/s/ [ILLEGIBLE]
(May attach separate originally executed written consent to this form in lieu of this signature)

(6)           The address of its registered office and the address of the office of its registered agent, as changed, will be identical.

(7)           The change was authorized by resolution duly adopted by the board of directors.

In affirmation of the facts stated above,

/s/ Terry W. Crawford	Terry W. Crawford
(Authorized signature of officer or, if applicable chairman of the board)	(Printed Name)

Assistant Secretary	5-28-02
(Title)	(month/day/year)

Corp #59 (11/00)

MOO13 - 6/05/2001 C  T System Online

FILED JUN 03 2002
/s/ Matt Blunt
SECRETARY OF STATE

4

File Number: 200319813105 Date Filed: 07/14/2003 02:27 PM Matt Blunt Secretary of State

ARTICLES OF MERGER

Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned corporations certify as follows:

1.             AMCPH Holdings, Inc., a Missouri corporation (“AMCPH”) and American Multi-Cinema, Inc., a Missouri corporation (“AMCI”) have entered into an Agreement and Plan of Merger dated as of March 29, 2003 (the “Plan of Merger”), a copy of which is attached hereto as Exhibit A and incorporated herein by this reference, pursuant to which AMCPH will be merged with and into AMCI with AMCI being the surviving corporation.

2.             The Board of Directors of each of the above-named corporations approved the Plan of Merger by unanimous written consent in lieu of a special meeting thereof.

3.             The Plan of Merger was thereafter submitted to a vote of the shareholders of each of the above-named corporations and approved by unanimous written consent in lieu of a special meeting thereof.

4.             The Articles of Incorporation of the surviving corporation are not amended as a result of the merger.

[Remainder of Page intentionally blank]

State of Missouri Merger - General Business - Domestic 7 Page(s)

F-T0317615626

CC1147494v1

IN WITNESS WHEREOF, these Articles of Merger have been executed in duplicate by the aforementioned corporations as of the day and year hereafter acknowledged.

AMCPH HOLDINGS, INC

By:	/s/ Craig R. Ramsey
Craig R. Ramsey
Executive Vice President, Chief
Financial Officer, Chief Accounting
Officer and Secretary

[SEAL]

ATTEST:

/s/ Craig R. Ramsey
Craig R. Ramsey, Secretary

AMERICAN MULTI-CINEMA INC

By:	/s/ Craig R. Ramsey
Craig R. Ramsey
Executive Vice President, Chief
Financial Officer and Secretary

[SEAL]

ATTEST:

/s/ Craig R. Ramsey
Craig R. Ramsey, Secretary

STATE OF MISSOURI	)
) ss.
COUNTY OF JACKSON	)

I, the undersigned, a notary public, do hereby certify that on the 23 day of April, 2003, personally appeared before me CRAIG R. RAMSEY, who, being by me first duly sworn, declared that he is the Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Secretary of AMCPH Holdings, Inc., a Missouri corporation, that he signed the foregoing document as an officer of said corporation, and that the statements contained therein are true.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Cheryl L. Edlin
Notary Public in and for said County and
State

My commission expires:	CHERYL L. EDLIN
Notary Public - Notary Seal
9-11-2006	State of Missouri
County of Platte
My Commission Exp. 09/11/2006

STATE OF MISSOURI	)
) ss.
COUNTY OF JACKSON	)

I, the undersigned, a notary public, do hereby certify that on the 23 day of April, 2003, personally appeared before me CRAIG R. RAMSEY, who, being by me first duly sworn, declared that he is the Executive Vice President, Chief Financial Officer and Secretary of American Multi-Cinema, Inc., a Missouri corporation, that he signed the foregoing document as an officer of said corporation, and that the statements contained therein are true.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Cheryl L. Edlin
Notary Public in and for said Country and
State

My Commission expires:	CHERYL L. EDLIN
Notary Public - Notary Seal
09-11-2006	State of Missouri
County of Platte
My Commission Exp: 09/11/2006

CC1147494v1

Exhibit A

Agreement and Plan of Merger

CC1147494v1

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (“Agreement”) is made on March 29, 2003 at 5:00 p.m. by AMCPH Holdings, Inc, a Missouri corporation (“AMCPH”), and American Multi-Cinema, Inc., a Missouri corporation (“AMCI”). This Agreement constitutes the plan of merger among the constituent entities contemplated by Section 351.410 of the Missouri General and Business Corporation Law and should be construed accordingly.

The parties agree as follows:

1.               Constituent Corporations. The names and jurisdications of incorporation of the corporations proposing to merge are:

AMCPH Holdings, Inc.

a Missouri corporation

and

American Multi-Cinema, Inc.,

a Missouri corporation

2.               Merger. On the Effective Date (as defined below), upon the terms set forth in this Agreement and subject to Missouri law, AMCPH will be merged into AMCI after which the separate corporate existence of AMCPH will cease and AMCI will continue as the surviving corporation.

3.               Surviving Corporation. The name of American Multi-Cinema, Inc., which is to be the surviving entity, will not be changed as a result of the merger.

4.               Effective Date. The merger will be effected at the close of business on the date a certificate of merger is issued by the Missouri Secretary of State (the “Effective Date”).

5.               Manner and Basis of Converting Interests. AMC Entertainment Inc. owns 100% of the issued and outstanding stock of each of the constituent corporations. On the Effective Date, the shares of AMCPH issued and outstading prior to the merger will be canceled, with no consideration therefor. The shares of AMCI issued and outstanding prior to the merger will be unaffected by the merger.

6.               Articles of Incorporation; By-Laws; Officers and Directors. The Articles of Incorporation and By-Laws of AMCI as in effect immediately prior to the Effective Date will be and remain the Articles of Incorporation and By-Laws of the surviving corporation from and after the Effective Date until amended as provided by law, and the officers and directors of AMCI will continue as the officers and directors of the surviving corporation from and after the Effective Date.

7.             Effect of Merger.

(a) On the Effective Date, the separate existence of AMCPH will cease, except as provided by Missouri law. The existence of AMCI will continue unaffected and unimpaired by the merger, and AMCI will have all of the rights, privileges, immunities and powers and will be subject to all of the duties and liabilities of a Missouri corporation.

CC955499v3

(b)              On the Effective Date, AMCI will have and thereafter possess all the rights, privileges, immunities, powers and franchises, of a public as well as of a private nature, of AMCPH, and all property, real, personal and mixed, and all debts due on whatever account, including every interest of or belonging to or due to AMCPH will be taken and deemed to be transferred to and vested or remain in AMCI without further act or deed (and the title to any real estate, or any interest therein, vested in AMCPH will not revert or be in any way impaired by reason of the merger).

(c)               AMCI will, upon the Effective Date and thereafter, be responsible and liable for all the liabilities and obligations of AMCPH, and any claim existing or action or proceeding pending by or against AMCPH may be prosecuted to judgment as if such merger had not taken place or, AMCI may be substituted in its place. Neither the rights of creditors nor any liens upon the property of either of the merging entities will be impaired by the merger.

(d)              The officers of AMCPH are authorized to execute all deeds, assignments and other documents which may be necessary to effect the full and complete transfer of the properties of AMCPH to AMCI. The officers of AMCI are authorized to execute and deliver any and all documents which may be required of it in order for it to assume or otherwise comply with any liability or obligation of AMCPH. If at any time AMCI determines that any further documents are necessary or desirable to vest in it, according to the terms hereof, the title to any property, rights, privileges, immunities, powers or franchises of AMCPH, the officers of AMCPH will execute and deliver all such documents and do all things necessary to vest in and confirm to AMCI title and possession to all such property, rights, privileges, immunities, powers and franchises, and to otherwise carry out the purposes of this Agreement.

8.               Tax Treatment. The merger will be treated as a tax-free reorganization within the meaning of Section 368(a)(l)(A) of the Internal Revenue Code of 1986, as amended.

9.               Further Action. Each of the constitutent corporations will take all actions and do all things necessary, proper or advisable to consummate and make effective the merger contemplated herein. This Agreement has been approved by the Board of Directors and sole shareholder of the constituent corporations in accordance with Chapter 351 of the Revised Statutes of Missouri.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

AMCPH HOLDINGS, INC

By:	/s/ Craig R. Ramsey
Craig R. Ramsey
Executive Vice President, Chief Financial
Officer, Chief Accounting Officer and Secretary

AMERICAN MULTI-CINEMA, INC

By:	/s/ Craig R. Ramsey
Craig R. Ramsey
Executive Vice President, Chief Financial
Officer and Secretary

CC955499v3

DIVISION OF TAXATION AND COLLECTION P O BOX 3666 JEFFERSON CITY MO 65105-3666	STATE OF MISSOURI Department of Revenue Telephone: (573) 751-9268 Fax: (573) 522-1160 E-mail: taxclearance@mail.dor.state.mo.us

AMCPH HOLDINGS INC

920 MAIN ST

KANSAS CITY MO 64105

June 24, 2003

RE:          AMCPH HOLDINGS INC
MISSOURI CORPORATION CHARTER NUMBER:  00443952

Dear Sir or Madam:

In accordance with your request, a review of the account has been made. There are no delinquencies at this time with respect to the filing of all required franchise tax reports and payments of all penalties and interest.

This statement is not to be construed as limiting the authority of the Director of Revenue to pursue collection of liabilities resulting from final litigation, default in payment of any installment agreement entered into with the Director of Revenue, any successor liability that may become due in the future, or audits or reviews of the taxpayer’s records as provided by law.

THIS CERTIFICATE REMAINS VALID FOR FORTY-FIVE (45) DAYS FROM THE ISSUANCE DATE.

Sincerely,

/s/ Kenneth M. Pearson
Kenneth M. Pearson
Administrator Business Tax

NK:DU2096

CBN003

200317500301151

State of Missouri

Matt Blunt

Secretary of State

CERTIFICATE OF MERGER

MISSOURI General Business SURVIVING

WHEREAS, Articles of Merger of the following entities:

AMCPH HOLDINGS, INC. – 00443952

INTO:

AMERICAN MULTI-CINEMA, INC. – 00130242

Organized and existing under laws of Missouri have been received, found to conform to law, and filed.

NOW, THEREOF, I, MATT BLUNT, Secretary of State of the State of Missouri, issue this Certificate of Merger, certifying that the merger of the aforenamed entities is effected, with

AMERICAN MULTI-CINEMA, INC. – 00130242

as the surviving entity.

IN TESTIMONY WHEREOF, I have set my hand and imprinted the GREAT SEAL of the
State of Missouri, on this, the 14th day of July,
2003.

/s/ Matt Blunt
Secretary of State